     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004

                                                      REGISTRATION NO. 333-83413

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-6
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933           /X/


                         POST-EFFECTIVE AMENDMENT NO. 7


                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940       /X/


                                 AMENDMENT NO. 3


                                   ----------

                             SEPARATE ACCOUNT NO. 3
                           (Exact name of registrant)

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                               (Name of depositor)

                    320 PARK AVENUE NEW YORK, NEW YORK 10022
              (Address of Depositor's Principal Executive Offices)

        Depositor's telephone number, including area code: 1-212-224-1600


                                THOMAS L. MARTIN

               SENIOR VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                                 320 PARK AVENUE

                          NEW YORK, NEW YORK 10022-6839


                     (Name and address of agent for service)

                                   ----------


                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

   AS SOON AS PRACTICABLE AFTER THE REGISTRATION STATEMENT BECOMES EFFECTIVE.

                                   ----------

  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

     / /  immediately upon filing pursuant to paragraph (b)

     /X/  on May 1,2004 pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)
     / /  on (date) pursuant to paragraph (a) of Rule 485

================================================================================

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY
                              CROSS-REFERENCE SHEET

PART A: INFORMATION REQUIRED IN A PROSPECTUS


                 ITEM NO.                                  CAPTION OR LOCATION IN PROSPECTUS
                 --------                                  ---------------------------------
 1.      Front and Back Cover Pages                 Cover Page; Back Cover Page
 2.      Risk/Benefit Summary:
           Benefits and Risks                       Introduction and Summary
 3.      Risk/Benefit Summary:                      Tables of Charges Fee Table
 4.      General Description of Registrant,
           Depositor and Portfolio Companies        About Mutual of America and Our Separate
                                                     Account No. 3; Underlying Funds in which Our
                                                     Separate Account Invests; Your VotingRights for
                                                     Meetings of the Underlying Funds; Funding and
                                                     Other Changes We May Make
 5.      Charges                                    Charges and Deductions You Will Pay
 6.      General Description of Contracts           Purchase of a Policy; Payment of Premiums;
                                                     Administrative Matters
 7.      Premiums                                   Payment of Premiums
 8.      Death Benefits and Contract Values         Insurance Benefits Upon Death of Insured Person
 9.      Surrenders, Partial Surrenders, and
           Partial Withdrawals                      Access to Your Account Balance; How to Contact
                                                     Us and Give Us Instructions
10.      Loans                                      Access to Your Account Balance--Policy Loans
11.      Lapse and Reinstatement                    Payment of Premiums--Policy Lapse and
                                                     Reinstatement
12.      Taxes                                      Federal Tax Considerations
13.      Legal Proceedings                          Other Information--Legal Proceedings
14.      Financial Statements                       Other Information--Financial Statements


PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                                CAPTION OR LOCATION IN SAI
                                                                --------------------------
15.      Cover Page and Table of Contents           Cover Page
16.      General Information and History            General Information and History
17.      Services                                   Not applicable
18.      Premiums                                   Premiums
19.      Additional Information About Operation
          of Contracts and Registrant               Additional Information About Operation of Policies
                                                    and Registrant
20.      Underwriters                               Distribution of the Policies
21.      Additional Information About Charges       Additional Information About Charges
22.      Lapse and Reinstatement                    Not Applicable
23.      Loans                                      Loans
24.      Financial Statements                       Financial Statements
25.      Performance Data                           Yield and Performance Information
26.      Illustrations                              Not Applicable

PROSPECTUSES OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

    VARIABLE UNIVERSAL LIFE INSURANCE POLICY

AND

MUTUAL OF AMERICA INVESTMENT CORPORATION

SCUDDER VARIABLE SERIES I


    BOND PORTFOLIO
    CAPITAL GROWTH PORTFOLIO
    INTERNATIONAL PORTFOLIO


AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

CALVERT SOCIAL BALANCED PORTFOLIO

FIDELITY INVESTMENTS(R) VARIABLE INSURANCE PRODUCTS FUNDS:

    EQUITY-INCOME PORTFOLIO
    ASSET MANAGER PORTFOLIO

    CONTRAFUND PORTFOLIO


MAY 1, 2004



VARIABLE LIFE

MUTUAL OF AMERICA LIFE INSURANCE COMPANY


OUR PRIVACY POLICY IS ON THE INSIDE BACK COVER PAGE OF THIS BOOKLET.

PROSPECTUS

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    Issued By

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 320 Park Avenue, New York, New York 10022-6839

                                   Through its

                             SEPARATE ACCOUNT NO. 3

THE POLICIES--We offer variable universal life insurance policies (POLICIES), without a sales charge. The Policies are designed to provide you with life insurance protection, while giving you flexibility in the timing and amount of premiums you pay. You also have some flexibility in the amount of insurance coverage available to you.


In this Prospectus, a POLICYOWNER or YOU means a person to whom we have issued a Policy. The purchase of a Policy as a replacement for any existing insurance coverage you have may not be advisable.

INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE--You may allocate your Account Balance to any of the Funds of Mutual of America Separate Account No. 3 (the SEPARATE ACCOUNT) or to our General Account. You may transfer all or any part of your Account Balance among the Funds of the Separate Account at any time, without charge.


The Separate Account Funds invest in similarly named funds or portfolios of mutual funds (the UNDERLYING FUNDS), which will have varying investment returns and performance. The Underlying Funds currently are:

     - MUTUAL OF AMERICA INVESTMENT CORPORATION: Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Composite, Bond, Mid-Term Bond, Short-Term Bond, Money Market, Aggressive Allocation, Moderate Allocation and Conservative Allocation Funds;

     - SCUDDER VARIABLE SERIES I: Capital Growth, Bond and International Portfolios;


     -    FIDELITY INVESTMENTS(R) VARIABLE INSURANCE PRODUCTS FUNDS:
          Equity-Income, Contrafund and Asset Manager Portfolios;

     -    CALVERT VARIABLE SERIES, INC.: Calvert Social Balanced Portfolio; and

     - AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.: American Century VP Capital Appreciation Fund


WE DO NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY SEPARATE ACCOUNT FUND. You bear the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Balance in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under the heading "OUR GENERAL ACCOUNT".


STATEMENT OF ADDITIONAL INFORMATION--You may obtain at no charge a Statement of Additional Information (an SAI), dated the same date as this Prospectus, with additional information about the Policies and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We file the SAI with the Securities and Exchange Commission and the SAI is incorporated into this Prospectus by reference.


PROSPECTUSES--You should read this Prospectus carefully before you purchase a Policy, and you should keep it for future reference. This Prospectus is accompanied by the prospectuses for the Underlying Funds, which you also should read before you purchase a Policy.


THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATED: MAY 1, 2004

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
INTRODUCTION AND SUMMARY                                                       1

TABLES OF CHARGES                                                              4

PURCHASE OF A POLICY                                                           7

   Customer Identification                                                     7

   Policy Issue                                                                7

   Basic Death Benefit Plan                                                    7

   Supplemental Insurance Benefits                                             8

   Changes in the Face Amount of Your Policy                                   8

PAYMENT OF PREMIUMS                                                            9

   Scheduled Premiums                                                          9

   Unscheduled Premiums                                                        9

   Limitation on Premiums                                                      9

   Allocation of Premiums                                                      9

   Policies issued in Massachusetts                                           10

   Dollar Cost Averaging                                                      10

   Policy Lapse and Reinstatement                                             10

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS                        11

   Investment Advisers for the Underlying Funds                               14

YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS                            15

OUR GENERAL ACCOUNT                                                           15

ACCESS TO YOUR ACCOUNT BALANCE                                                16

   Surrender of Policy                                                        16

   Partial Withdrawals of Account Balance                                     16

   Your Right to Transfer Among Investment Alternatives                       17

   How to Tell Us an Amount for Transfers or Partial Withdrawals              17

   Policy Loans                                                               17

   Accelerated Benefit for Terminal Illness                                   18

   Maturity Benefit                                                           19

   When We May Postpone Payments                                              19

INSURANCE BENEFITS UPON DEATH OF INSURED PERSON                               19

   Death Proceeds                                                             19

   Basic Death Benefit                                                        20

   Corridor Percentages                                                       20

   Payment Options                                                            21

                                                                            PAGE
                                                                            ----
CHARGES AND DEDUCTIONS YOU WILL PAY                                           21

   Cost of Insurance Charges                                                  21

   Administrative Charges                                                     22

   Mortality and Expense Risks Charges                                        22

   Supplemental Insurance Benefits Fee                                        23

   Accelerated Benefit Fee                                                    23

   Premium and Other Taxes                                                    23

   Changes in Policy Cost Factors                                             23

   Fees and Expenses of Underlying Funds                                      23

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS                                  23

   Contacting Mutual of America                                               23

   Requests by Telephone                                                      24

   Market Timing Restrictions                                                 24

   Where You Should Direct Requests                                           24

ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3                        25

FEDERAL TAX CONSIDERATIONS                                                    26

   Obtaining Tax Advice                                                       26

   Tax Status of the Policies                                                 26

   Tax Treatment of Policy Benefits and Access of Account Balance             27

   Policy Loan Interest                                                       28

   Estate Taxes                                                               28

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS                       29

FUNDING AND OTHER CHANGES WE MAY MAKE                                         29

ADMINISTRATIVE MATTERS                                                        30

   Notices, Confirmation Statements and Reports to Policyowners               30

   Miscellaneous Policy Provisions                                            30

OTHER INFORMATION                                                             31

   Legal Proceedings                                                          31

   Financial Statements                                                       31

DEFINITIONS WE USE IN THIS PROSPECTUS                                         31

APPENDIX -- GENERAL ACCOUNT OPERATIONS                                        34



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH WE MAY NOT LAWFULLY OFFER THE POLICIES FOR SALE. WE HAVE NOT AUTHORIZED ANY PERSON TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE IN THIS PROSPECTUS. IF ANY PERSON GIVES OR MAKES ANY UNAUTHORIZED INFORMATION OR REPRESENTATIONS TO YOU, YOU MUST NOT RELY ON THEM IN MAKING YOUR DECISION OF WHETHER OR NOT TO PURCHASE A POLICY.

                            INTRODUCTION AND SUMMARY

THE DISCUSSION BELOW IS A SUMMARY OF THE POLICY AND OF THE BENEFITS AND RISKS OF PURCHASING A POLICY. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. You will find definitions under "DEFINITIONS WE USE IN THIS PROSPECTUS".

THE POLICY WE OFFER

The Policy is a variable universal life insurance policy. It enables you, within certain limits, to accommodate changes in your insurance needs and changes in your financial condition. Refer to "PURCHASE OF A POLICY".

As a life insurance policy, the Policy provides for:


     - a death benefit, based either on the Face Amount of the Policy, or on the Face Amount of the Policy plus the Account Balance, depending on the type of Basic Death Benefit Plan you select for your Policy,


     -    Policy Loans,

     -    a variety of death proceeds payment options, and

     - other features traditionally associated with life insurance, such as optional supplemental benefits.

As a variable universal life policy, the Policy provides for:

     - an Account Balance that varies based on the Investment Alternatives you select,

     - allocation of your premiums and transfer of your Account Balance among the Investment Alternatives, and

     - flexibility in the timing and amount of premium payments and, subject to certain restrictions, the amount of insurance coverage.

Policy Loans, partial withdrawals of your Account Balance or not paying scheduled premiums will increase the risk your Policy will lapse.


We may issue a Policy to you only if your state's insurance department has approved our policy form and we may legally sell the Policy to you.


YOUR PREMIUM PAYMENTS


We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums, unless you have authorized withdrawals from your bank account or other account or unless premiums are payable under a Payroll Deduction Program.


You may adjust the timing and amount of your premium payments to suit your individual circumstances, within certain limits. You may pay unscheduled premiums, skip scheduled premiums, or increase or decrease your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. REFER TO "PAYMENT OF PREMIUMS".


CHOICE OF BASIC DEATH BENEFIT PLAN

You may choose as your Basic Death Benefit Plan either a Face Amount Plan or a Face Amount Plus Plan. The Face Amount Plan generally provides a level death benefit equal to the Face Amount, and the Face Amount Plus Plan provides for a death benefit that is equal to the Face Amount plus your Account Balance. As a consequence, the death benefit under a Face Amount Plus Plan varies. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. We pay a death benefit to the beneficiary upon the death of the insured person under the Policy. Refer to "INSURANCE BENEFITS UPON DEATH OF INSURED PERSON".

SUPPLEMENTAL BENEFITS BY RIDER TO POLICY


We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider you select for which you would pay an additional monthly cost. These benefits are an accidental death benefit and a children's term rider for your minor children. REFER TO "PURCHASE OF A POLICY--SUPPLEMENTAL INSURANCE BENEFITS".


INVESTMENT ALTERNATIVES FOR YOUR ACCOUNT BALANCE


You may allocate your premiums among the Investment Alternatives. You may change your allocation instructions at any time for future premiums. You may transfer all or part of your Account Balance among the available Investment Alternatives at any time. REFER TO "ACCESS TO YOUR ACCOUNT BALANCE".

THE GENERAL ACCOUNT. We pay interest on the portion of your Account Balance you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Policy. In our discretion, we may change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account. We sometimes refer to the General Account Investment Alternative as the Interest Accumulation Account.


This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Policies. Refer to "OUR GENERAL ACCOUNT" FOR A BRIEF DESCRIPTION OF THE GENERAL ACCOUNT.


THE SEPARATE ACCOUNT. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate premiums or make transfer of your Account Balance to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option", because you have the investment risk that your Account Balance in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

The Separate Account Investment Alternatives include twenty underlying funds which have different investment objectives, policies, expenses and risks. You should refer to "UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are attached to this Prospectus for detailed information about their investment strategies and expenses.

EXPENSES OF THE UNDERLYING FUNDS. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the attached prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.


CHARGES UNDER YOUR POLICY

Separate Account and Monthly Charges. We deduct several charges from the net assets of each Separate Account Fund and we deduct certain monthly charges directly from your Account Balance. Refer to "TABLES OF CHARGES" AND "CHARGES AND DEDUCTIONS YOU WILL PAY".

Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured person is a smoker or non-smoker and in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, the gender of the insured person will impact cost of insurance rates, with different rates for men and women. For Policies with a Payroll Deduction Rider, cost of insurance rates are the same for men and women (unisex).

PARTIAL WITHDRAWALS AND SURRENDER OF POLICY; TRANSFERS OF ACCOUNT BALANCE

You may make partial withdrawals of your Account Balance (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. You may take any of these actions prior to the Maturity Date of the Policy when the insured person is still living. We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you. Refer to "ACCESS TO YOUR ACCOUNT BALANCE".

You may transfer all or a portion of your Account Balance among the Investment Alternatives. Refer to "ACCESS TO YOUR ACCOUNT BALANCE--YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES".

We currently do not assess a charge for transfers or withdrawals under the Policies. We reserve the right, however, to impose a charge for transfers or withdrawals in the future.

You will be taxed on the amount of a withdrawal to the extent it exceeds your investment in the Policy. A partial withdrawal may cause your Policy to be treated as a modified endowment contract, and special tax rules would then apply to future withdrawals. Refer to "FEDERAL TAX CONSIDERATIONS"

YOUR RIGHT TO BORROW FROM THE POLICY

You may borrow up to 95% of your Account Balance in the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. We deduct any Policy Loans from the amount otherwise due you upon the surrender or maturity of the Policy or from the death proceeds due upon the death of the insured person. Refer to "ACCESS TO YOUR ACCOUNT BALANCE--POLICY LOANS".

PURPOSE OF POLICY; NEGATIVE INVESTMENT PERFORMANCE AND POSSIBILITY OF LAPSE


You should consider that our Policy is intended to provide you with long-term insurance coverage. It is not suitable for your short-term savings needs.

If you pay premiums greater than the limits permitted under tax law provisions, your Policy will be deemed to be a type of savings plan. This means that when you make a withdrawal or take a Policy loan for tax purposes you would be treated as receiving earnings first and then a return of your premiums. See "FEDERAL TAX CONSIDERATIONS" below.

Your Account Balance will increase or decrease based on the performance of the Investment Alternatives to which you allocate your Account Balance. Your Policy may lapse, or you may have to make unscheduled premium payments, if your Account Balance declines from unfavorable investment performance of the Underlying Funds and your Account Balance is not sufficient to pay the charges then due under your Policy. For a Policy with a Face Amount Plan, we assess cost of insurance charges against the amount of life insurance the Policy provides minus your Account Balance. As a result, your total cost of insurance charges (but not the rate) will increase when your Account Balance declines due to unfavorable investment performance.


ACCELERATED BENEFIT FOR TERMINAL ILLNESS


Depending on the laws of your state, an Accelerated Benefit may be available under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured person died. The Accelerated Benefit is available only when the insured is determined to have less than one year to live. We will deduct from the Accelerated Benefit an administrative fee of up to $250 at the time we pay the Benefit. Refer to "ACCESS TO YOUR ACCOUNT BALANCE--ACCELERATED BENEFIT FOR TERMINAL ILLNESS" AND "CHARGES AND DEDUCTIONS YOU WILL PAY--ACCELERATED BENEFIT FEE".


YOUR INITIAL RIGHT TO RETURN POLICY


For a period of 10 days after you receive your Policy (or a longer period if required by applicable state law when you purchase a Policy by direct mail or as a replacement policy), you may return it and have premiums you paid returned. Refer to "PURCHASE OF A POLICY--POLICY ISSUE".


FEDERAL TAX CONSIDERATIONS

For purposes of Federal income taxation, you are treated as not receiving your Account Balance until you take a distribution from the Policy. As a consequence, you do not pay taxes on the investment income and interest credited to your Account Balance until you withdraw all or a portion of your Account Balance. This information about Federal taxation is based on our belief that a Policy we issue on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition.

DISTRIBUTIONS UNDER THE POLICY. Your tax treatment for Policy withdrawals and loans depends on whether or not your Policy is a "Modified Endowment Contract". Your Policy may be treated as a special type of life insurance called a "Modified Endowment Contract", if the cumulative premiums you have paid are considered, under the Code, to be too large compared to the death benefit payable. The Code imposes an annual limit on premiums, calculated on a cumulative basis, that can be paid into a Policy during the first seven years, or during the seven years after a material change to the Policy.


If your Policy is not a Modified Endowment Contract:

     - distributions are treated first as a return of investment (premiums) in the Policy and then a disbursement of taxable income;

     -    Policy Loans are not treated as distributions; and

     - neither distributions nor Policy Loans are subject to the 10% penalty tax.


If your Policy is a Modified Endowment Contract:


     - all pre-death distributions, including Policy Loans, are treated first as a distribution of taxable income and then as a return of investment (premiums) in the Policy; and

     - if you have not reached the age of 59 1/2, a distribution usually is subject to a 10% penalty tax.

If you send us a premium that would cause your Policy to become a Modified Endowment Contract, we will notify you. Our notice will state that unless you request a refund of the excess premium, your Policy will become a Modified Endowment Contract. Refer to "FEDERAL TAX CONSIDERATIONS".

DEATH BENEFITS. Your beneficiary receives death benefits payable under the Policy free from Federal income tax, except in limited circumstances. If you are the Policyowner and also the insured person, the death benefit amount will be included in your estate in most circumstances.

                                TABLES OF CHARGES

The following tables describe the fees and expenses that you will pay when purchasing, owning and surrendering a Policy.


I. TRANSACTION EXPENSES. This table describes fees and expenses you will pay when you buy a Policy, surrender a Policy or transfer your Account Balance among Investment Alternatives.


                                                   WHEN DEDUCTED         AMOUNT DEDUCTED
                                                   -------------         ---------------
             Sales Load on Premiums               not applicable                  0%

             Premium Taxes                    each premium payment(1)             4%(1)

             Deferred Sales Load                  not applicable                  0%

             Surrender Fees                       not applicable                  0%

             Transfer Fees                        not applicable                  0%

             Accelerated Death Benefit Fee       when benefit paid           $  250

----------
(1) We currently do not deduct state premium taxes but reserve the right to deduct premium taxes from future premium payments. State premium taxes vary and generally are between 2%-4%.

II. PERIODIC EXPENSES. This table describes the fees and expenses you will pay periodically during the time that you own a Policy, not including Underlying Fund fees and expenses.


                                                                                                    CURRENT
                                                    WHEN DEDUCTED         AMOUNT DEDUCTED       AMOUNT DEDUCTED
                                                 --------------------   -------------------   -------------------
            Cost of Insurance Charges(2)
              Minimum and Maximum                Issue Date and each    Maximum: $83.20       Maximum: $83.20
              (per $1,000 of coverage)           following Monthly      per month (age 99)    per month (age 99)
                                                 Anniversary Day        Minimum: $.06         Minimum: $.05
                                                                        per month             per month

              Charge for a 35 year old           Issue Date and each    $.18 per month        $.14 per month
              non-smoker male/female             following Monthly      per $1,000 of         per $1,000 of
              in a payroll deduct                Anniversary Day        coverage              coverage
              program (unisex rates)

              Accidental Death Benefit Rider     Issue Date and each    Maximum: $.10 per     $.10 per month
                                                 following Monthly      month per $1,000      per $1,000 of
                                                 Anniversary Day        of coverage           coverage

              Children's Term Insurance Rider    Issue Date and each    Maximum: $.60 per     $.60 per month
                                                 following Monthly      month per $1,000      per $1,000 of
                                                 Anniversary Day        of coverage           coverage

              Monthly Administrative Charge      Issue Date and each    $10 per month         $2 or 1/12 of 1% of
                                                 following Monthly                            Account Balance if
                                                 Anniversary Day                              less; waived if
                                                                                              Account Balance is
                                                                                              less than $300

              Loan Interest                      Due at end of each     2%(4)                 2%(4)
                                                 Policy Month(3)

----------

(2) Cost of insurance rates will vary depending on the insured's age and smoking status and, for non-payroll deduct programs, also the insured's gender. The charges shown may not be representative of the charges that a particular Policyowner would pay. For information regarding the actual cost of insurance rates that will apply to you, please call our toll free number, 1-888-844-5516.

(3) We do not deduct Policy Loan interest from your Account Balance. If you do not pay Policy Loan interest, it is added to, and becomes part of, the Policy Loan.


(4) This rate is a net rate. The Policy Loan interest rate is 2% higher than the rate we credit to your Account Balance held in the General Account as collateral for the loan.

                                                                                                    CURRENT
                                                    WHEN DEDUCTED         AMOUNT DEDUCTED       AMOUNT DEDUCTED
                                                 --------------------   -------------------   -------------------
            Separate Account Annual Expenses
            (as a percentage of average net
            assets)
              Expense Risk Fee                   Separate Account               .15%                 .15%
              Mortality Risk Fee                 expenses are                   .70%                 .35%
              Administrative Charge              deducted on a                  .65%                 .40%(5)

              Total Separate Account             daily basis at an
              Annual Expenses(6)                 annualized rate               1.50%                 .90%


----------
(5) The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of .25% for administrative expenses, and the transfer agent and distributor for the three Fidelity VIP Portfolios reimburse us at an annual rate of .10% for certain services we provide. We reduce the .40% administrative charges for the corresponding Separate Account Funds to the extent we receive reimbursements, so that the administrative charge for the American Century Fund is .15% and for the Fidelity VIP Funds is .30%.


(6) Effective July 15, 2003 with respect to the Investment Company Money Market Fund only, so much or all of this annual expense (not to exceed 0.90%) as is required to prevent the total investment returns net of Separate Account expenses from producing a negative result has been waived. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but these expenses may be restored at that time to the full 0.90%.

III. UNDERLYING FUND EXPENSES. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own a Policy. (Underlying Fund expenses generally vary from year to year.) None of the Underlying Funds imposes a Rule 12b-1 fee or other distribution fee. You should refer to the prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.



                                                                                   MINIMUM      MAXIMUM
                                                                                   -------      -------
            TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES
            (expenses deducted from Underlying Fund assets, including
              management fees and other expenses, as a percentage of average net assets)
                Before reimbursement                                                 .20%         1.03%
                After reimbursement(7)                                               .13%         1.03%


----------

(7) The investment adviser for the Investment Company has contractually agreed beginning as of January 1, 2003 to limit the expenses of each Investment Company Fund (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment advisory fee. This obligation remains in effect for the year 2004 and will continue for each following year unless the adviser gives notice of termination within 2 weeks prior to the start of the next calendar year. The Adviser has voluntarily limited the Funds' expenses since the inception of each Fund, prior to providing the contractual expense limitation commencing January 1, 2003.

                              PURCHASE OF A POLICY


CUSTOMER IDENTIFICATION

We will require information from you necessary to properly identify owners of Contracts as required by the the USA PATRIOT Act of 2001 and other applicable laws & regulations.

In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Premium or issue a Policy or effect subsequent transactions, including accepting additional payments. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.


POLICY ISSUE

An applicant must submit to us a completed application for a Policy. The minimum Face Amount for a Policy is $25,000, except that the minimum Face Amount is $5,000 for any Policy with a Payroll Deduction Rider. We reserve the right to decline to issue a Policy with a Face Amount of more than $1 million, and we may refuse to issue a Policy or accept premiums because of anti-money laundering laws or other legal requirements.

An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies we issue in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

Before issuing a Policy, we will require evidence of insurability satisfactory to us.

     - If the person to be insured is less than age 50 and the Policy would have a Face Amount of $100,000 or less, we ordinarily will determine insurability based on information from the application.


     - We usually will require a medical underwriting for a Policy with a Face Amount above $100,000 or if the person to be insured is age 66 or older.

We may use outside sources to verify information contained in the application. A person who does not meet standard underwriting requirements still may be eligible to purchase a Policy, but we will increase the cost of insurance charges on the Policy to reflect the additional mortality risks we assume in insuring a person who is a "substandard risk". A person who is a "substandard risk" has a greater mortality risk based on information provided to us.


For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Group underwriting standards provide for guaranteed issue of a Policy in certain circumstances.

We will issue a Policy following our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment. The Policy Specification Pages of your Policy will show the Policy Issue Date.

RIGHT TO EXAMINE POLICY. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period to examine the Policy. For example, you may have up to 30 days if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

AVAILABILITY OF POLICY. This Prospectus is an offer to sell you a Policy only if you live in a state or jurisdiction where the insurance department has approved sales of the Policy.

BASIC DEATH BENEFIT PLAN


In your application for a Policy, you will choose a Basic Death Benefit Plan. You have the option of either a Face Amount Plan or a Face Amount Plus Plan. See "INSURANCE BENEFITS UPON DEATH OF INSURED PERSON".

Under a Face Amount Plan:

     -    the death benefit generally will be the Face Amount, and

     - premiums you pay and increases in your Account Balance from investment performance of the Funds will reduce the amount for which we are "at risk" in providing insurance coverage and on which we impose cost of insurance charges (See "CHARGES AND DEDUCTIONS YOU WILL PAY").

Under a Face Amount Plus Plan:

     - the death benefit generally will be the Face Amount PLUS the Account Balance, and

     - premiums you pay and increases in your Account Balance from investment performance of the Funds will increase the death benefit while leaving unchanged the amount for which we are at risk and on which you must pay cost of insurance charges.

CHANGE OF BASIC DEATH BENEFIT PLAN. You may request a change in your Basic Death Benefit plan. When we make the change, the Basic Death Benefit payable on the effective date of the change is the same as it would have been without the requested change, as follows:

     - if you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Balance; and

     - if you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Balance, except that we may require current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan.

A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

SUPPLEMENTAL INSURANCE BENEFITS


We may make one or more supplemental insurance benefits available by rider to your Policy, including accidental death coverage and coverage for children of an insured person. Currently, supplemental insurance benefits are available only for Policies with Payroll Deduction Riders. We will charge you a monthly cost for any supplemental insurance benefits you select. See "CHARGES AND DEDUCTIONS YOU WILL PAY--SUPPLEMENTAL INSURANCE BENEFITS FEE".

Under an accidental death benefit rider, if the insured person dies as a result of an accidental bodily injury, we will pay an accidental death benefit equal to the Face Amount of the Policy, up to a maximum of $200,000.

You may obtain insurance for all your unmarried dependent children between 14 days and 18 years of age under a children's term rider. If this rider is in effect, we automatically insure each additional child when it has attained the age of 14 days at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. For a Policy purchased when a child reaches age 21, we will charge premiums at our standard rates then in effect.


CHANGES IN THE FACE AMOUNT OF YOUR POLICY

From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. The current minimum for any requested change in Face Amount is $5,000.

A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code.


We reserve the right to limit the amount of any increase or decrease, and evidence of insurability may be required for any increase in the Face Amount of your policy.

                               PAYMENT OF PREMIUMS

SCHEDULED PREMIUMS


For your convenience, we will specify a "scheduled premium" to be paid at intervals you select in your application. The scheduled premium will be based on the death benefit you have selected and the cost of insurance charges we will impose. We will notify you when you should pay scheduled premiums, unless you have authorized withdrawals from your bank or other account to pay scheduled premiums or your Policy has a Payroll Deduction Rider. If your Policy does not have a Payroll Deduction Rider, your scheduled premium must be at least $50. We do not have a minimum scheduled premium for Policies with Payroll Deduction Riders.


If your Policy has a Payroll Deduction Rider:

     -    there is no minimum amount of scheduled premiums;

     - on each of your pay dates, scheduled premiums for each Policy you own and, if applicable, each Policy owned by your spouse and minor children, will be deducted from your payroll amount; and

     - if your employer's participation in a Payroll Deduction Program ends or you terminate employment with the employer, we will require scheduled premiums to be paid not more frequently than monthly.

We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See "Federal Tax Considerations". We permit you to pay scheduled premiums, even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "INSURANCE BENEFITS UPON DEATH OF INSURED PERSON."

CHANGES IN SCHEDULED PREMIUMS. You ordinarily may change the amount or timing of your scheduled premiums at any time. You may skip or reduce scheduled premiums, but the amount of any scheduled premiums you pay must be at least equal to the minimum for your Policy. We will require evidence of insurability for an increase in scheduled premiums when the increase would increase your Policy's Basic Death Benefit. See "INSURANCE BENEFITS UPON DEATH OF INSURED PERSON" below.

EFFECT OF PAYING SCHEDULED PREMIUMS. Your failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but instead on whether on each Monthly Anniversary Day, your Account Balance is sufficient to permit the deduction of all charges due on that day. See "LAPSE AND REINSTATEMENT" below.

UNSCHEDULED PREMIUMS

You ordinarily may pay unscheduled premiums of at least $50 at any time, but you may not pay more than $10,000 in unscheduled premiums during any Policy Year (premiums in addition to the amount of scheduled premiums for that Year). We will require evidence of insurability if the unscheduled premium would increase the Policy's Basic Death Benefit. See "INSURANCE BENEFITS UPON DEATH OF INSURED PERSON" below.

LIMITATION ON PREMIUMS

We will refuse to accept and will return to you premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code. See "FEDERAL TAX CONSIDERATIONS".

ALLOCATION OF PREMIUMS


You may allocate your premium among the Investment Alternatives.

You may tell us how to allocate your premium by sending us instructions with the premium. If you do not send instructions, or we receive the premium for a Policy with a Payroll Deduction Rider, we will allocate the premium on the basis of your existing allocation election currently on our records. Your request for allocation must specify any whole percentage from 0% to 100% of each premium to be allocated to each of the Investment Alternatives.

You may change the allocation instructions for future premiums, at any time. You should periodically review your allocations in light of market conditions and your financial needs. A change in allocation will be effective when we have received it and had the opportunity to act on your request.

POLICIES ISSUED IN MASSACHUSETTS

Policies issued in the Commonwealth of Massachusetts use the term "planned premiums" rather than "scheduled premiums" and do not refer to premiums in excess of planned premiums as "unscheduled premiums". For these Policies, references in the Prospectus to "scheduled premiums" refer to "planned premiums", and all references to "unscheduled premiums", as well as accompanying text pertaining to unscheduled premiums, are deleted. The discussion in the Prospectus about the Policies is supplemented by the following for Policies issued in Massachusetts:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. YOU NEED NOT PAY PLANNED PREMIUMS, AND YOUR POLICY WILL NOT LAPSE SO LONG AS YOUR ACCOUNT BALANCE IS SUFFICIENT TO PAY APPLICABLE CHARGES WHEN DUE.


Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse and timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Balance (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.


You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "INSURANCE BENEFITS UPON DEATH OF INSURED PERSON" IN THIS PROSPECTUS.

DOLLAR COST AVERAGING

We offer a Dollar Cost Averaging program that allows you to authorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Separate Account Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and you must schedule at least 12 transfers. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically end if your Account Balance in the General Account, minus any outstanding Policy Loans, is insufficient to support the next scheduled transfer. You may request termination of participation in the program at any time. We do not charge you a fee for participating in our Dollar Cost Averaging program.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle. This effect occurs from investing over a period of time instead of investing only on one day. Your average cost of purchasing Accumulation Units in the Separate Account Funds is reduced to less than the average value of the Units on the same purchase dates, because you are credited with more Units when the Unit values are lower than when Unit values are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

POLICY LAPSE AND REINSTATEMENT


If our deduction of monthly charges when due would result in your Account Balance, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period. If the insured person dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction and other amounts such as unpaid policy loans and interest.


We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If we do not receive payment in our Processing Office prior to the expiration of the grace period, the Policy will lapse and have no value.


You can reinstate a lapsed Policy during the insured person's lifetime if all of the following are satisfied:


(a) The Policy lapsed because the grace period ended without the required payment having been made.

(b)  The Policy is reinstated within three years of the end of the grace period.

(c)  The Policy has not been surrendered.

(d) We receive from you evidence that the insured person is insurable by our standards.

(e) You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

(f)  You pay any insurance charges not paid during the grace period.

(g) We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date we approve it. The Account Balance on the effective date of reinstatement will be whatever the premium paid at such time will provide. We base cost of insurance charges subsequent to a reinstatement upon the insured person's premium class as of the reinstatement rather than his or her premium class when we initially issued the Policy.


             UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Balance allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and qualified retirement plans and do not offer shares for sale to the general public. Mutual of America Investment Corporation sells its shares only to the separate accounts of Mutual of America Life Insurance Company.


You will find more detailed information about the Underlying Funds in their current prospectuses, which are attached to this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.


SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.


EQUITY INDEX FUND OF THE INVESTMENT COMPANY


The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500(R) INDEX).* The Fund invests primarily in common stocks that are included in the S&P 500 Index.


ALL AMERICA FUND OF THE INVESTMENT COMPANY


The All America Fund seeks to outperform the S&P 500(R) Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the INDEXED ASSETS) to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500(R) Index. The Fund invests the remaining approximately 40% of its assets (the ACTIVE ASSETS) to seek a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.


MID-CAP EQUITY INDEX FUND OF THE INVESTMENT COMPANY


The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400 Index*. The Fund invests primarily in common stocks that are included in the S&P MidCap 400(R) Index.


----------

* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

AGGRESSIVE EQUITY FUND OF THE INVESTMENT COMPANY

The Aggressive Equity Fund seeks capital appreciation. The Fund invests in companies believed to possess above-average growth potential and in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential.

COMPOSITE FUND OF THE INVESTMENT COMPANY


The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of publicly-traded common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in publicly-traded debt securities and money market instruments.


BOND FUND OF THE INVESTMENT COMPANY


The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities.


MID-TERM BOND FUND OF THE INVESTMENT COMPANY


The Mid-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between three and seven years. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. government and agency securities, including mortgage-backed securities, and zero coupon securities.


SHORT-TERM BOND FUND OF THE INVESTMENT COMPANY


The Short-Term Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The average maturity of the Fund's securities holdings will be between one and three years. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and in money market instruments.


MONEY MARKET FUND OF THE INVESTMENT COMPANY


The Money Market Fund seeks current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees investments by the Separate Account in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the separate account, the Investment Company, its Adviser and distributor are taken into account.


AGGRESSIVE ALLOCATION FUND OF THE INVESTMENT COMPANY

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund and 10% in the Aggressive Equity Fund, and 25% of net assets in the Bond Fund.

MODERATE ALLOCATION FUND OF THE INVESTMENT COMPANY

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

CONSERVATIVE ALLOCATION FUND OF THE INVESTMENT COMPANY

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in fixed income Funds, with 30% in the Bond Fund, 30% in the Mid-Term Bond Fund and 15% in the Short-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

SCUDDER CAPITAL GROWTH PORTFOLIO


The Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the S&P 500(R) Index. The portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.


SCUDDER BOND PORTFOLIO


The Scudder Bond Portfolio seeks to provide a high level of income consistent with a high quality portfolio of debt securities by following a program that emphasizes high-grade bonds. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio may invest in many types of income-producing securities, among them corporate bonds (historically the backbone of the portfolio), U.S. government and agency bonds and mortgage- and asset-backed securities. Generally, most are from U.S. issuers, but bonds of foreign issuers are permitted. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.


SCUDDER INTERNATIONAL PORTFOLIO

The Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the portfolio management team believes have favorable characteristics. The portfolio will invest in companies in at least three different countries, excluding the United States.

FIDELITY VIP EQUITY-INCOME PORTFOLIO


The Fidelity Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500(R). The Fund normally invests at least 80% of its assets in equity securities and normally invests its assets primarily in income-producing equity securities. The Fund may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Fund may invest in securities of domestic and foreign issuers.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

The Fidelity Contrafund Portfolio seeks long-term capital appreciation. The Fund normally invests its assets primarily in common stocks. The Fund invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Fund may invest in securities of domestic and foreign issuers. The Fund may invest in either "growth" stocks or "value" stocks or both.

FIDELITY VIP ASSET MANAGER(SM) PORTFOLIO

The Fidelity Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Fund's Adviser allocates the fund's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments.


CALVERT SOCIAL BALANCED PORTFOLIO

The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments that offer income and capital growth opportunity and satisfy the investment and social criteria established for the portfolio. The portfolio typically invests about 60% of its assets in stocks and 40% in bonds or other fixed-income investments.

AMERICAN CENTURY VP CAPITAL APPRECIATION

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities and investment grade debt obligations.

SHARED AND MIXED FUND ARRANGEMENTS. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Policyowners, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

INVESTMENT ADVISERS FOR THE UNDERLYING FUNDS

MUTUAL OF AMERICA INVESTMENT CORPORATION: The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the ADVISER), an indirect wholly-owned subsidiary of Mutual of America. For the ACTIVE ASSETS of the All America Fund, the Adviser has entered into a subadvisory agreement with Oak Associates, Ltd. The subadviser provides investment advice for a portion of the All America Fund's assets.

SCUDDER VARIABLE SERIES I: The Scudder Capital Growth, Bond and International Portfolios receive investment advice from Deutsche Investment Management Americas Inc.

FIDELITY PORTFOLIOS: The VIP Equity-Income, Contrafund and Asset Manager Portfolios receive investment advice from Fidelity Management & Research Company.

CALVERT SOCIAL BALANCED PORTFOLIO: The Portfolio receives investment advice from Calvert Asset Management Company, Inc., which has entered into subadvisory agreements with Brown Capital Management, Inc. and SSgA Funds Management, Inc. for the equity portion of the Portfolio.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND: The Fund receives investment advice from American Century Investment Management, Inc.

               YOUR ACCOUNT BALANCE IN THE SEPARATE ACCOUNT FUNDS


ACCUMULATION UNITS IN SEPARATE ACCOUNT FUNDS

We use Accumulation Units to represent Account Balances in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Balance in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Balance. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

CALCULATION OF ACCUMULATION UNIT VALUES

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). A Valuation Period is from the close of a Valuation Day until the close of the next Valuation Day.

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

     - changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

     - Separate Account charges under the Policies, with the annual rates calculated as a daily charge. (See "CHARGES AND DEDUCTIONS YOU WILL PAY".)

ACCUMULATION UNIT VALUES FOR TRANSACTIONS


When you allocate premiums to a Separate Account Fund or transfer any Account Balance to a Fund, we credit Accumulation Units to your Account Balance on the Valuation Day we receive the premiums or a valid transfer request. When you withdraw or transfer any Account Balance from a Separate Account Fund, we cancel Accumulation Units from your Account Balance on the Valuation Day we receive a valid withdrawal or transfer request.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the premium or a valid request. As a result, we will effect the transaction at the Accumulation Unit value we determine at the NEXT CLOSE of a Valuation Day in the Valuation Period during which we receive a premium or a valid request (generally the close of the New York Stock Exchange on that business day).

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period. We round the resulting number of Accumulation Units to two decimal places.


                               OUR GENERAL ACCOUNT

SCOPE OF PROSPECTUS


This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Policies. We have not registered the Policies under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act.") The staff of the Commission has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, generally are subject to certain provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION

Amounts that you allocate to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Policyowners allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Balance to the General Account does not entitle you to share in the investment experience of the General Account.


We guarantee that we will credit interest to Policyowners' Account Balances in the General Account at an effective annual yield equal to or greater than the minimum rate, if any, set forth in your Policy. In our sole discretion, we may credit a higher rate of interest to Account Balances in the General Account, although WE ARE NOT OBLIGATED TO CREDIT INTEREST IN EXCESS OF THE MINIMUM EFFECTIVE ANNUAL YIELD, IF ANY, SET FORTH IN YOUR POLICY. We compound interest daily on Policyowner Account Balances in the General Account, to produce an effective annual yield that is equal to the interest rate then being credited. Your initial Policy Specification Pages will show the initial current interest rate, and we will send you notice when we change the current rate. The interest rates may be different for your Account Balance in the General Account representing borrowed and unborrowed amounts under your Policy. See "ACCESS TO YOUR ACCOUNT BALANCE--POLICY LOANS".

The Appendix to this Prospectus contains additional information about our General Account's operations.


TRANSFERS AND WITHDRAWALS

You may transfer any portion of your Account Balance to or from the General Account and may withdraw any portion of your Account Balance from the General Account, except that you may not withdraw from the General Account the amount of any Policy Loans you have outstanding. See "YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES" and "POLICY LOANS" under "ACCESS TO YOUR ACCOUNT BALANCE" below. We have the right to delay transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

                         ACCESS TO YOUR ACCOUNT BALANCE


You may obtain all or part of your Account Balance by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. We do not impose any transfer or withdrawal charges. You also may transfer all or any part of your Account Balance among the available Investment Alternatives. If the insured person has a terminal illness, you may be eligible to obtain an Accelerated Benefit payment, as described below. Certain of these transactions may have tax consequences, and some transactions may cause your Policy to become a Modified Endowment Contract. See "FEDERAL TAX CONSIDERATIONS" below. We will not permit a withdrawal or transfer when required to comply with anti-money laundering laws or regulations.


SURRENDER OF POLICY


Surrender Proceeds equal your Account Balance minus any Policy Loans you have outstanding at the time of surrender. You may surrender your Policy and obtain the Surrender Proceeds at any time prior to the Maturity Date. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office, and the insured person must be alive on the surrender date. We will calculate the surrender Proceeds as of the Valid Transaction Date of the surrender, and all insurance benefits, and supplemental benefits you have added, under your Policy will then cease.


PARTIAL WITHDRAWALS OF ACCOUNT BALANCE

You may withdraw any portion of your Account Balance (before the death of the insured person). A partial withdrawal must be in an amount of at least $500, may not reduce the Account Balance to less than $100, and cannot exceed the Account Balance minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although we do not currently impose a limit.

A partial withdrawal will affect both your Account Balance and the amount of your Basic Death Benefit.

     - If you have a Face Amount Plan, we will reduce both your Account Balance and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. We will not permit a partial withdrawal that would reduce the Face Amount below the minimum for the Policy.

     - If you have a Face Amount Plus Plan, we will reduce your Account Balance by the amount of the withdrawal.

YOUR RIGHT TO TRANSFER AMONG INVESTMENT ALTERNATIVES

You may transfer all or a portion of your Account Balance among Funds of the Separate Account, and between the Separate Account and the General Account. There are no tax consequences to you for transfers among Investment Alternatives. We currently do not impose a charge for transfers, but we reserve the right to impose a transfer charge in the future. See "WHERE TO CONTACT US AND GIVE US INSTRUCTIONS" below.

HOW TO TELL US AN AMOUNT FOR TRANSFERS OR PARTIAL WITHDRAWALS


To tell us the amount of your Account Balance to transfer or withdraw, you must specify to us:


     -    the dollar amount to be taken from each Investment Alternative,

     - for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

     - the percentage of your Account Balance in a particular Investment Alternative to be Transferred or Withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. You should use the form we provide to give us instructions. Your request for a transfer or withdrawal is not binding on us until we receive all information necessary to process your request.

POLICY LOANS

You may request a Policy Loan of up to 95% of your Account Balance in the General Account. When we make a Policy Loan to you, your Account Balance allocated to the General Account will serve as collateral. Consequently, the collateral amount held in the General Account cannot be allocated to the Separate Account Investment Alternatives. You will pay interest on the Policy Loan, but the amount we hold in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan minus 2%.

We will grant you a Policy Loan if you meet all of the following conditions.

     -    We receive at our Processing Office your Written Request for a loan.

     - The amount of the requested loan is 95% or less of your Account Balance in the General Account minus any existing Policy Loans you have.

     -    The amount of the requested loan is at least $500.

     -    The sole security for the loan will be the Policy.

     -    You have assigned the Policy to us in a form acceptable to us.

     -    Your Policy is in effect.

When you apply for a Policy Loan, you must instruct us from which Separate Account Investment Alternatives amounts are to be transferred to the General Account if needed for collateral. If during the term of a Policy Loan the Policy Loan exceeds 100% of the collateral amount, we will transfer a portion of your Account Balance in the Separate Account Investment Alternatives, withdrawing from the Funds in the same order we follow to deduct the $2 monthly charge, to increase the collateral to 100% of the Policy Loan.

We will notify you, and any assignee on our records:

     - at the time you take a Policy Loan, of the initial rate of interest on that loan, and

     - at least 28 days before an interest rate increase, of the terms of that increase.

We will include in each notice the substance of the Policy provisions permitting an adjustable maximum interest rate, and we will specify the frequency of interest rate determinations, as permitted by law.

Interest on Policy Loans accrues daily. Interest is due and payable at the end of the Policy Month in which the loan is made and at the end of each following Policy Month. Any interest that you do not pay when due becomes part of the Policy Loan and increases the loan amount outstanding. We consider each payment we receive from you as a premium payment unless you designate it as a Policy Loan repayment.

If your Policy Loans exceed your Account Balance on any Monthly Anniversary Day, the grace period provisions of your Policy will apply. We will notify you of the minimum payment you will have to make to prevent the Policy from lapsing at the end of the grace period. See "HOW TO PURCHASE A POLICY AND PAY PREMIUMS--POLICY LAPSE AND REINSTATEMENT". Depending on the percentage of your Account Balance that you request as a Policy Loan, by taking a Loan you will increase the possibility of lapsing the Policy and incurring adverse tax consequences. See "FEDERAL TAX CONSIDERATIONS--TAX TREATMENT OF POLICY BENEFITS AND ACCESS OF ACCOUNT BALANCE".

We will not terminate your Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, or in other words if the Policy Loans exceed your Account Balance only because we increased the interest rate due on Policy Loans. We will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no interest rate change during that Policy Year.


You can repay Policy Loans in part or in full at any time if the insured person is living and your Policy is in effect. If you do not repay a Policy Loan, we will deduct the Policy Loan (which includes unpaid accrued interest) from your Surrender Proceeds (refer to: SURRENDER OF POLICY) or from the Death Proceeds we pay to your beneficiary(ies).


ACCELERATED BENEFIT FOR TERMINAL ILLNESS

You may be eligible, under the terms of your Policy or a rider to your Policy, to receive a lump-sum Accelerated Benefit, when the insured person is determined to have a terminal illness (a state of health where the insured person's life expectancy is 12 months or less). We will deduct a fee when we pay the Accelerated Benefit. See "CHARGES AND DEDUCTIONS YOU WILL PAY--ACCELERATED BENEFIT FEE".

The amount of the Accelerated Benefit will be the LESSER OF:

     -    $200,000, or

     - the present value (discounted for a one-year period) of 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated.

The interest rate we use in discounting the Accelerated Benefit will not be more than THE GREATER OF:

     - the current yield on 90-day U.S. treasury bills on the Valid Transaction Date, or

     -    the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, the following requirements must be met.

(a)  We must receive at our Processing Office:

     -    the Policy or, if applicable, the Accelerated Benefit rider;


     -    your written request for payment of the Accelerated Benefit;

     - the written consent of all irrevocable beneficiaries, if any, under the Policy; and


     -    evidence satisfactory to us of the insured person's terminal illness.

(b) The Policy must be in force on the date of your request and must not have been assigned, other than to us as security for a Policy Loan.

(c) The insured person's terminal illness must not be a consequence of intentionally self-inflicted injuries.

If the insured person dies before we pay a requested Accelerated Benefit, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:

(a)  a certification of state of health by a licensed physician who:

     -    has examined the insured person,

     -    is qualified to provide that certification, and

     - is neither the Policyowner, the insured person, nor a family member of either; and

(b) a second opinion or examination by a physician we designate, which will be at our expense.

After we make an Accelerated Benefit payment, your Policy will continue in force, but amounts otherwise payable under the Policy and any riders to it will be reduced.

     - The amounts will decrease by the percentage of the Death Proceeds "accelerated" under the Accelerated Benefit. We calculate the percentage by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date. We reduce the Policy's Face Amount, Account Balance, Policy Loans and any Proceeds payable after the Accelerated Benefit payment by that percentage.

     - We will base subsequent premiums and cost of insurance charges under the Policy on the Account Balance and Face Amount that are in effect after the payment of the Accelerated Benefit.

MATURITY BENEFIT

The Maturity Date for a Policy occurs when the insured person attains the age of
100. If on the Maturity Date the insured person is living and the Policy is still in effect, the Maturity Proceeds become payable. The Maturity Proceeds are equal to your Account Balance, minus any Policy Loans and unpaid monthly deductions.

We will pay Maturity Proceeds in one lump sum, unless you have selected an optional payment plan for the Proceeds. A lump sum payment will include interest from the Maturity Date to the date of payment.

The minimum amount of each payment under any optional payment plan is $100. Once we have begun making payments under any of these optional payment plans, the payment plan may not be changed.

The payment plans available for Maturity Proceeds are the same as those available for Death Proceeds. See "INSURANCE BENEFITS UPON DEATH OF INSURED PERSON--PAYMENT OPTIONS".

WHEN WE MAY POSTPONE PAYMENTS

We will pay any amounts due from the Separate Account for a partial withdrawal, death benefit or surrender and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

     - The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the Commission; or

     - The Commission by order permits postponement for the protection of Policyowners; or

     - An emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

                 INSURANCE BENEFITS UPON DEATH OF INSURED PERSON

DEATH PROCEEDS

When we receive due proof of the death of the insured person (while the Policy is in effect), the Death Proceeds become payable to the beneficiary. We calculate the Death Proceeds as of the date of the insured person's death. The beneficiary(ies) should provide us with written proof of death as soon as is reasonably possible.

The Death Proceeds under a Policy are equal to:

     - the Basic Death Benefit, plus any insurance benefits payable under any riders to the Policy, MINUS

     - the sum of any Policy Loans and unpaid monthly deductions before the death of the insured person.

BASIC DEATH BENEFIT

Your Policy has as its Basic Death Benefit plan either a Face Amount Plan or a Face Amount Plus Plan. See "Basic Death Benefit Plan" under "HOW TO PURCHASE A POLICY AND PAY PREMIUMS".

The Face Amount Plan provides a fixed death benefit, because the Basic Death Benefit is the Face Amount (unless the Corridor Percentage applies). The Face Amount Plus Plan provides a variable death benefit, because your Account Balance, which is a factor in the amount of the death proceeds due, will vary.

Under the Face Amount Plan, the Basic Death Benefit will be the greater of

     -    the Policy's Face Amount on the date of the insured person's death, or

     - the Policy's Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of

     - the Face Amount on the date of the insured person's death plus the Account Balance on that date, or

     - the Account Balance on the date of the insured person's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below.

CORRIDOR PERCENTAGES

Corridor Percentages are based upon the age of the insured person at the date of death. The purpose of the Corridor Percentages is to ensure that a Policy will qualify as life insurance under the Code, at the time the insured person dies.

The Corridor Percentages require us to provide a death benefit that is greater than the Account Balance, or in other words to maintain an amount for which we are "at risk", until the insured person reaches age 95. The percentages shown below reflect requirements under the Code, and we reserve the right to change them if the Code is revised.

                            CORRIDOR PERCENTAGE CHART

   ATTAINED      CORRIDOR
     AGE        PERCENTAGE
-------------  ------------
    0-40           250%
     41            243
     42            236
     43            229
     44            222
     45            215
     46            209
     47            203
     48            197
     49            191
     50            185
     51            178
     52            171
     53            164
     54            157%
     55            150
     56            146
     57            142
     58            138
     59            134
     60            130
     61            128
     62            126
     63            124
     64            122
     65            120
     66            119
     67            118
     68            117%
     69            116
     70            115
     71            113
     72            111
     73            109
     74            107
  75 to 90         105
     91            104
     92            103
     93            102
     94            101
95 or older        100

PAYMENT OPTIONS

We will pay Death Proceeds in one lump sum, unless you selected an optional payment plan for the Proceeds or the beneficiary selects an optional payment plan. A lump sum payment will include interest from the date of death to the date of payment, at the rate of interest we are then crediting for amounts under the Interest Payments plan described below.

You may choose an optional payment plan for all or any part of Death Benefit Proceeds that will become payable under your Policy, and you may modify your selection from time to time, when the insured person is living. The minimum amount of each payment under any optional payment plan is $100.

If you change a beneficiary, your previous selection of an optional payment plan will no longer be in effect unless you make a Written Request that it continue. You must send a choice or change of optional payment plan in writing to our Processing Office.


Once the Death Proceeds are applied under any of the optional payment plans, the amount of the payments under the selected plan is not affected by the investment experience of any Separate Account Fund. In addition, the beneficiary may not change the form of payment plan once we have begun making payments.


The optional payment plans available under the Policy are:


INTEREST PAYMENTS PLAN. We hold the Proceeds and pay interest to the payee at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We will pay the principal amount to the payee after the term of years specified when the Interest Payment plan is elected.

LIFE PAYMENTS PLAN. We make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person for whom we have been provided written proof of the date of birth. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining guaranteed payments for the minimum period at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We will pay the discounted amount in one lump sum to the payee's estate, unless otherwise provided.

PAYMENTS FOR A FIXED PERIOD PLAN. We make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments include interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. We may credit an effective annual rate of interest which is higher than that minimum rate, and to the extent and for the period we do so, the payments will be greater.

PAYMENTS OF A FIXED AMOUNT PLAN. We make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We credit the unpaid balance with interest at an effective rate equal to or greater than the minimum rate, if any, set forth in your Policy compounded yearly. The final payment under this option is any balance equal to or less than one fixed amount payment.


                       CHARGES AND DEDUCTIONS YOU WILL PAY

COST OF INSURANCE CHARGES

On each Monthly Anniversary Day under a Policy, we deduct charges to compensate us for the life insurance coverage we will be providing in the next month. The amount we deduct is equal to:

     - the amount for which we are "at risk", which is the Policy's Basic Death Benefit minus the Account Balance as of the Monthly Anniversary Day, divided by $1,000, times


     - the cost per $1,000 of insurance coverage for the insured person, also called the "cost of insurance rate". The rate will be no greater than the guaranteed Rates shown in the Policy Specification Pages.

The amount at risk is impacted by the investment performance of the Investment Alternatives you have selected, the premiums you pay and the charges we impose.

Cost of insurance rates will vary according to the insured person's age and premium class, and may vary by gender, meaning whether the insured person is male or female.

     - If your Policy does not have a Payroll Deduction Rider, the rates vary according to the insured person's gender.

     - If your Policy has a Payroll Deduction Rider or if applicable state law requires unisex rates for any Policy, cost of insurance rates are unisex, meaning that the same rates apply for male and female insured persons of the same age and rating classification.

Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

We separately calculate cost of insurance for the amount at risk under a Policy's initial Face Amount and for the additional amount at risk under each increase in the Face Amount. For the initial Face Amount, we use the premium class on the Issue Date. For any increase in Face Amount, we use the premium class in effect at the time of that increase.

We determine cost of insurance rates based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We have the right to adjust our cost of insurance rates from time to time. Any adjustments we make will be on a uniform basis. If the insured person's premium class is standard, the rates we use will never be greater than the guaranteed cost of insurance rates shown in your Policy Specification Pages.

ADMINISTRATIVE CHARGES

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses at an annual rate of 0.40%, except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses.

     - For the Separate Account Fund that invests in the American Century VP Capital Appreciation Fund, the annual rate currently is 0.15%, because the adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses.

     - For the Funds that invest in the Fidelity Portfolios, the annual rate currently is 0.30%, because the transfer agent and distributor for the Fidelity Portfolios reimburse us at an aggregate annual rate of 0.10% for administrative expenses.


     - We make an additional deduction for administrative expenses, on each Monthly Anniversary Day, from your Account Balance. The charge is $2.00 per month, except that we will reduce the charge to 1/12 of 1% if your Account Balance for the month is less than $2,400, and we waive the charge if your Account Balance is under $300. We deduct the administrative expense charge from your Account Balance in the same manner as described above for cost of insurance charges.


     - We reserve the right to increase our administrative charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. In no event will we increase the .40% charge to more than an annual rate of .65% or the $2.00 per month charge to more than $10 per month.

MORTALITY AND EXPENSE RISKS CHARGES

We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for mortality and expense risks we assume under the Policies. The mortality risk charge, at an annual rate of 0.35%, compensates us for assuming the risk that insured persons may live for a shorter period of time than we estimated. The expense risk charge, at an annual rate of 0.15%, compensates us for the risk that our expenses in administering the Policies will be greater than we estimated. We will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

SUPPLEMENTAL INSURANCE BENEFITS FEE


We deduct the cost of any supplemental benefits you may have from your Account Balance on each Monthly Anniversary Day. The current monthly cost per $1,000 of coverage for the accidental death benefit rider is $.10. The total monthly cost per $1,000 of coverage for all covered children under a children's term rider currently is $.60. The maximum insurance coverage per child currently is $5,000. See "HOW TO PURCHASE A POLICY AND PAY PREMIUMS--SUPPLEMENTAL INSURANCE BENEFITS".


ACCELERATED BENEFIT FEE


We deduct a one-time administrative fee from the Accelerated Benefit when we pay the Accelerated Benefit. The amount of the Accelerated Benefit fee is $250 (or a lesser amount when required by your state). See "ACCESS TO YOUR ACCOUNT BALANCE--ACCELERATED BENEFIT FOR TERMINAL ILLNESS".


PREMIUM AND OTHER TAXES

We currently do not deduct state premium taxes from your premium payments. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Separate Account Funds. Currently, most state premium taxes range from 2% to 4%. See "FEDERAL TAX CONSIDERATIONS".

CHANGES IN POLICY COST FACTORS

From time to time we may make adjustments in policy cost factors, which include interest credited on amounts in our General Account, cost of insurance deductions and administrative charges. We base adjustments upon changes in our expectations for our investment earnings, mortality of insured persons, persistency (how long Policies stay in effect), expenses, and taxes. We make any adjustments "by class", meaning that all Policies within the same class will have the same adjustment.

We determine changes in policy cost factors for a Policy in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which we delivered the Policy. We review policy cost factors for in-force Policies once every five Policy Years, or whenever we change the premiums or factors for comparable new Policies. We will never make a change in the guaranteed cost of insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy that would be unfavorable to you.

FEES AND EXPENSES OF UNDERLYING FUNDS

Each Separate Account Fund purchases shares of an Underlying Fund at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are attached to this Prospectus.

                  WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

CONTACTING MUTUAL OF AMERICA


You must send in writing all notices, requests and elections required or permitted under the Policies, except that you may give certain instructions by telephone, as described below.

You can obtain the address for your Regional Office by calling our toll-free number, 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com, and you can check for the appropriate processing office by calling our toll-free number.

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REQUESTS BY TELEPHONE


You may make requests by telephone for transfers of Account Balance among Investment Alternatives (except for transfers into the Scudder International
Fund), or to change the Investment Alternatives to which we will allocate your future Premiums. On any Valuation Day, we will consider requests by telephone that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone requests. We automatically send a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel your PIN, you should call our toll free number.

We reserve the right to suspend or terminate at any time the right of Policyowners to request transfers or reallocations by telephone. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Policyowner to a third party. Telephone transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone transactions, we will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To confirm that instructions communicated by telephone are genuine, we will confirm your Social Security number, check the PIN, record all telephone transactions and provide written confirmation of the transactions.


MARKET TIMING RESTRICTIONS


The purpose of our Policies is to provide long-term insurance protection. Our Policies are not intended to provide Policyowners with a means to engage in market timing through transfers of their Account Balances in an attempt to take advantage of daily fluctuations in the securities markets.

TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND BY MAIL ONLY. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the Scudder International Fund is more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into the Scudder International Fund. YOU MUST SEND IN WRITING, BY UNITED STATES POSTAL SERVICE ("U.S.P.S.") REGULAR MAIL, TO OUR FINANCIAL TRANSACTION PROCESSING CENTER IN BOCA RATON, FLORIDA, ALL REQUESTS FOR TRANSFERS INTO THE SCUDDER INTERNATIONAL FUND. We will not accept orders for transfers of your Account Balance to the Scudder International Fund placed by any other means, including via our toll free 800 number, nor will we accept such transfer orders made in writing and delivered by hand or express delivery service to any Regional Office, our home office in New York, New York or our Financial Transaction Processing Center. We will not accept U.S.P.S. Regular Mail transfer requests (or revocations of such transfer requests) into the Scudder International Fund which are received at any Regional Office or the home office in New York. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into the Scudder International Fund only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. YOU MAY CONTINUE TO PLACE ORDERS FOR TRANSFERS OUT OF THE SCUDDER INTERNATIONAL FUND EITHER IN WRITING OR BY CALLING OUR TOLL-FREE NUMBER.


We reserve the right to modify or terminate the administrative rule for transfers to the Scudder International Fund and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Policyowners who in our view are repeatedly engaging in short-term trading through transfers of their Account Balances.

WHERE YOU SHOULD DIRECT REQUESTS


You may request allocation changes or transfers of Account Balance (except for transfers to the Scudder International Fund) by calling 1-800-468-3785 or by writing to our Processing Center. You may not use the telephone or any means other than U.S.P.S. regular mail as specified above, for transfers into the Scudder International Fund or for revocations of such transfer requests. You must send requests for transfers into the Scudder International Fund or revocations of orders for such transfers, in writing, by regular mail, to our Financial Transaction Processing Center. For withdrawals and Policy Loans, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you must make a withdrawal or loan request by calling our Individual Support Department at 1-888-844-5516 or by writing to our home office in New York City, Attention Individual Support Department.

The address for our Financial Transaction Processing Center is:


                    Mutual of America Life Insurance Company
                     Financial Transaction Processing Center
                          1150 Broken Sound Parkway NW

                            Boca Raton, FL 33487-3598

You must use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.


             ABOUT MUTUAL OF AMERICA AND OUR SEPARATE ACCOUNT NO. 3

MUTUAL OF AMERICA


We are obligated to pay all amounts required on the part of the insurer under the Policies. We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact our business in 50 States and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978, we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations and their employees and individuals including variable accumulation annuity contracts and variable life insurance policies. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2003, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.


THE SEPARATE ACCOUNT


We established the Separate Account under a resolution adopted by our Board of Directors on June 25, 1998. The Separate Account is registered with the Securities and Exchange Commission (Commission) as a unit investment trust under the 1940 Act. The Commission does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.


We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund.


The assets of the Separate Account are our property. The Separate Account assets attributable to Policyowners' Account Balances and any other policies funded through the Separate Account cannot be charged with liabilities from other business that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authority of each State in which we are licensed to do business.

                           FEDERAL TAX CONSIDERATIONS

For Federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing Federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

OBTAINING TAX ADVICE

THE DESCRIPTION BELOW OF THE CURRENT FEDERAL TAX STATUS AND CONSEQUENCES FOR POLICYOWNERS DOES NOT COVER EVERY POSSIBLE SITUATION AND IS FOR INFORMATION PURPOSES ONLY. TAX PROVISIONS AND REGULATIONS MAY CHANGE AT ANY TIME. The discussion below of Federal tax considerations is based upon our understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. We do not make any guarantee regarding the tax status of any Policy or any transaction involving a Policy.

Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to State and local taxes, which may not correspond to the Federal tax provisions. For these reasons, you should consult a qualified tax adviser for detailed information and advice regarding the tax consequences to you of purchasing a Policy or of effecting any transaction under a Policy.

TAX STATUS OF THE POLICIES

Section 7702 of the Code defines "insurance contract" for Federal income tax purposes. The Secretary of the Treasury (the TREASURY) is authorized to formulate regulations that implement Section 7702. The Treasury has proposed regulations and issued other interim guidance, but it has not adopted final regulations. Accordingly, guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

We believe that a Policy issued on the basis of a standard premium class should meet the Section 7702 definition of a life insurance contract. Our interpretation is based primarily on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 5, 1991.

For a Policy issued on a substandard basis (in other words, the insured person's premium class indicates a higher than standard mortality risk), there is less guidance as to whether the Policy would meet the Section 7702 definition of life insurance contract. Particularly if the Policyowner pays the full amount of premiums permitted under the Policy, there may be a question as to whether the Policy is a life insurance policy.

If it is subsequently determined that a Policy we have issued does not satisfy
Section 7702, we may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For this purpose, we reserve the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the Separate Account's investments be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Funds, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. We believe that the Separate Account meets the diversification requirement, and we will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. If the Treasury provides additional guidance on this issue, the Policy may need to be modified to comply with that guidance. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS AND ACCESS OF ACCOUNT BALANCE

IN GENERAL. Proceeds and Account Balance increases should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. You will not be considered to have received the Account Balance, including investment earnings and interest earned, until there is a distribution of Account Balance.


The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MODIFIED ENDOWMENT CONTRACT, discussed below. Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

When you receive a distribution under the Policy, an important factor in determining whether all or any portion of the distribution is taxable to you is your investment in the Policy. Your investment in the Policy generally is the amount of premiums or other consideration you have paid for the Policy which you have not previously withdrawn.


DEATH BENEFITS. The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

SURRENDER OR LAPSE OF POLICY; MATURITY PROCEEDS. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount you receive plus the amount of your outstanding Policy Loans exceeds your total investment in the Policy, the excess will be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

DISTRIBUTIONS FROM A POLICY THAT IS NOT A MODIFIED ENDOWMENT CONTRACT. The general rule is that a distribution from a Policy that is not a Modified Endowment Contract is tax-free to you up to the amount of your investment in the Policy. Any distribution or portion of a distribution that exceeds the investment in the Policy is taxable income to you. In effect, all distributions are treated as first a return to you of your investment in the Policy, prior to the return to you of interest and earnings on your Account Balance.

An exception to this general rule applies if:

     - the Policy's death benefit decreases, or any other change occurs that reduces benefits under the Policy, during the first 15 years after the Policy was issued, and

     - the decrease or change results in a cash distribution to the Policyowner in order for the Policy to continue to comply with the limits defined in Section 7702.

In such a case, the cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.


CHARACTERIZATION AS A MODIFIED ENDOWMENT CONTRACT. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. A Policy is considered to be a Modified Endowment Contract if it fails the "seven-pay test" described below. A Policy that fails the test is treated in effect as an investment contract rather than a life insurance policy when loans or withdrawals are made from the Policy. See "DISTRIBUTIONS FROM A POLICY THAT IS A MODIFIED ENDOWMENT CONTRACT" below.

The seven-pay test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) is greater than the cumulative amount of seven-pay premiums that would have been paid on or before that time. "Seven-pay premiums" are the seven level annual premiums that would be payable if the Policy provided for paid-up future benefits after the payment of those premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Balance at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited to your Policy that would cause the Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium, the Policy will become a Modified Endowment Contract. Our notification will provide you with instructions and the time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

DISTRIBUTIONS FROM A POLICY THAT IS A MODIFIED ENDOWMENT CONTRACT. A Policy classified as Modified Endowment Contract is subject to the tax rules below. In effect, all distributions are treated as first a return to you of interest and earnings on your Account Balance, prior to the return to you of your investment in the Policy.

1) All distributions you receive under the Policy, including Surrender Proceeds, partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as taxable ordinary income to you, in an amount up to:

     -    your Account Balance immediately before the distribution, minus

     -    your investment in the Policy at that time.


2) Second, any loans you take from or secured by the Policy are treated as distributions and are taxed as described in 1) above, and past due loan interest that is added to the loan amount is treated as a loan.


3) A 10 percent additional income tax is imposed on the portion of any distribution that is included in your taxable income in accordance with 1) above, unless the distribution or loan

     -    is made when you are age 59 1/2 or older,

     -    is attributable to you becoming disabled, or

     - is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of the you and your beneficiary.

All Modified Endowment Contracts that we (or any affiliates of ours) issue to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

If you are an individual, you may not deduct personal interest paid on any loan under a Policy, in most circumstances. Interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of that taxpayer, or who is financially interested in the business carried on by that taxpayer, will not be tax deductible to the extent the aggregate amount of the loans under Policies covering that individual exceeds $50,000. The deduction of interest on Policy Loans also may be subject to other restrictions under Section 264 of the Code.

ESTATE TAXES

The Death Proceeds payable under the Policy are includable in the insured person's gross estate for federal estate tax purposes if the Death Proceeds are paid:

     -    to the insured person's estate, or

     - to a beneficiary other than the estate and the insured person either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.


Death Proceeds paid to a surviving spouse as beneficiary are not includable in your Federal gross estate because of a 100% estate tax marital deduction. In addition, Death Proceeds paid to a tax-exempt charity may not be taxable in your estate because of the allowance of an estate tax charitable deduction. When Death Proceeds are paid to other beneficiaries, whether or not any Federal estate tax is payable on that amount depends on a variety of factors, including the size of the gross estate. There is an estate tax credit that is equivalent to an exemption of $1.5 million in 2004 and 2005, and $2 million in 2006 through 2008.


If you are not the insured person, and your death occurs before the death of the insured person, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in your gross estate for Federal estate tax purposes.

             YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Policyowners. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund. If permitted under Federal securities laws, we may instead vote the shares of the Underlying Funds held by our Separate Account in our own discretion.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Balance in the same proportion as we vote shares for which we have received voting instructions from Policyowners. We will determine the number of Accumulation Units attributable to each Policyowner for purposes of giving voting instructions as of the same record date used by the Underlying Fund. Each Policyowner who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

                      FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Policyowners, if required. We may:

     -    create new investment funds of the Separate Account at any time;

     - to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

     - transfer assets we have determined to be associated with the class of contracts to which the Policies belong from one investment fund of the Separate Account to another investment fund;

     - create additional separate accounts or combine any two or more accounts including the Separate Account;

     - transfer assets we have determined to be associated with the class of contracts to which the Policies belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

     - operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

     -    deregister the Separate Account under the 1940 Act; and

     - operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

If our exercise of any of these rights results in a material change to the Investment Alternatives of the Separate Account, we will advise you of the change.

                             ADMINISTRATIVE MATTERS

NOTICES, CONFIRMATION STATEMENTS AND REPORTS TO POLICYOWNERS

Approximately 20 days before a scheduled premium, we will send you a notice of the amount and due date of that scheduled premium, except that we will not send notices for scheduled premiums payable under a Payroll Deduction Program or if you have authorized withdrawals from your bank or other account to pay scheduled premiums.

Within 30 days after each calendar quarter, we will send you a statement showing your Account Balance, premiums received, charges incurred and information concerning any Policy Loans as of the end of the quarter. We will send you a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units and for any change in allocation instructions. If your Policy has a Payroll Deduction Rider, however, your quarterly statement, which we will send within five business days of quarter-end, will serve as the confirmation statement for your purchase transactions. You must notify us of any error in a statement within 30 days after the date we processed the allocation change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will give up your right to have us correct the error.

We also will send to you annual and semi-annual reports for each Underlying Fund, which will include financial statements.

MISCELLANEOUS POLICY PROVISIONS

LIMIT ON RIGHT TO CONTEST. We will not contest the insurance coverage under a Policy after it has been in force:

(a) for two years from the Issue Date with respect to the initial amount of insurance coverage;

(b) for two years from the effective date of an increase in the amount of insurance requiring evidence of insurability; and

(c) for two years from the effective date of the reinstatement with respect to any amount of insurance that was reinstated.

If we contest a Face Amount increase or a reinstatement, the contest will be based only on the application for that increase or reinstatement.


SUICIDE EXCLUSION. If the insured person commits suicide within two years from the Issue Date or within such other period specified under applicable state law, we will not pay the Death Proceeds that would otherwise be payable under a Policy. We will pay no more than (a) the sum of the Account Balance and any insurance charges; minus (b) the sum of any Policy Loans. If there was an increase in the Basic Death Benefit for which we had the right to require (or did require) evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured person commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.


MISREPRESENTATION OR MISSTATEMENT OF AGE OR SEX. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured person is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured person will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

ASSIGNMENT. You must notify us in writing if you assign your Policy. No assignment will be binding on us until we receive and record it at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.


PARTICIPATION IN DIVISIBLE SURPLUS. We are a mutual life insurance company and consequently have no stockholders. Policyowners share in our earnings with respect to amounts they allocate to our General Account. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Policies in the future. The determination of such surplus is within the sole discretion of our Board of Directors.

                                OTHER INFORMATION

LEGAL PROCEEDINGS

From time to time we may engage in litigation. In our judgment, our current litigation is not of material importance in relation to our total assets. The Separate Account is not a party to any pending legal proceedings.

FINANCIAL STATEMENTS


Financial Statements for Mutual of America and its Separate Account No. 3 are in our SAI. You may refer to the last page of this prospectus for information on how to request the SAI.


                      DEFINITIONS WE USE IN THIS PROSPECTUS


ACCELERATED BENEFIT--The portion of the Death Proceeds payable before the death of the insured person when the insured person is determined to have a terminal illness and is expected to live for 12 months or less.

ACCOUNT BALANCE--The value of a Policyowner's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Policyowner. As used in this Prospectus, the term "Account Balance" may mean all or any part of your total Account Balance. We sometimes refer to Account Balance as "Account Value."


ACCUMULATION UNIT--A measure we use to calculate the value of a Policyowner's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

BASIC DEATH BENEFIT--The primary component of the Death Proceeds payable upon the death of the insured person when the Policy is in effect. The Basic Death Benefit is the greater of:


     - the Face Amount under a Face Amount Plan, or the Face Amount plus the Account Balance under a Face Amount Plus Plan (you select the type of Basic Death Benefit Plan in your application for the Policy), and


     -    the Account Balance times the applicable Corridor Percentage.

BENEFICIARY--The person(s) you designate in your application or in a change of beneficiary form filed with us to receive the Death Proceeds payable upon the death of the insured person.

BUSINESS DAY--Any day the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

CODE--The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

CORRIDOR PERCENTAGE--A percentage established under the Code, based on the insured person's age. The Corridor Percentage is multiplied by your Account Balance to establish the minimum death benefit amount required for the Policy to be treated as life insurance under the Code.

DEATH PROCEEDS--An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.


ERISA--The Employee Retirement Income Security Act of 1974, as amended.


FACE AMOUNT--The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.

FIDELITY PORTFOLIOS--The Equity-Income, Contrafund and Asset Manager Portfolios of the Variable Insurance Products Funds.


FUND (OR SEPARATE ACCOUNT FUND)--One of the subaccounts of the Separate Account. Each Fund's name corresponds to the name of the Underlying Fund in which it invests.

GENERAL ACCOUNT (OR INTEREST ACCUMULATION ACCOUNT)--Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the INTEREST ACCUMULATION ACCOUNT, because amounts you allocate to the General Account earn interest at a rate that we change from time to time.


INSURED PERSON--The person on whose life a Policy is issued, or in other words the person whose death will trigger payment of a death benefit under your Policy.

INSURED PERSON'S AGE--The insured person's age as of his or her last birthday preceding the Policy Date. The insured person's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.


INVESTMENT ALTERNATIVES (OR INVESTMENT FUNDS)--Our General Account and the Funds of the Separate Account. You may allocate your premiums and transfer your Account Balance among the Investment Alternatives.


INVESTMENT COMPANY--Mutual of America Investment Corporation.

ISSUE DATE--The date as of which we issued a Policy to you, as shown on the Policy Specification Pages of your Policy.

MATURITY DATE--The Policy Anniversary on which the insured person's attained age equals 100.


MATURITY PROCEEDS--Amount payable on the Maturity Date, equal to the Account Balance minus any Policy Loans and unpaid monthly deductions.


MONTHLY ANNIVERSARY DAY--The same day each month as the day on which the Policy Date occurred.

PAYROLL DEDUCTION PROGRAM--A program established by an employer under which it agrees with its participating employees to deduct on each pay date from the employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

PAYROLL DEDUCTION RIDER--A rider to a Policy issued under a Payroll Deduction Program. If required by your State, we will incorporate the provisions regarding Payroll Deduction into your Policy in lieu of issuing a rider.

POLICY ANNIVERSARY--The day each calendar year which is the anniversary of the Policy Date.

POLICY DATE--The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

POLICY LOAN--The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

POLICY MONTH--The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

POLICYOWNER--The person designated on the Policy Specification Pages of your Policy as the owner.

POLICY YEAR--The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

PREMIUM CLASS--The mortality risk class of the insured person that we used in setting rates for cost of insurance charges.

PROCEEDS--The amount we will pay upon (a) surrender of the Policy, (b) the death of the insured person or (c) the Maturity Date, which amount will vary depending on the type of Proceeds being paid.

PROCESSING OFFICE--The office of Mutual of America shown on the cover page of this Prospectus, or any other location we may announce by advance written notice to Policyowners, a field office we have designated, our toll-free telephone facility or our Financial Transaction Processing Center, depending on the transaction requested.

SCHEDULED PREMIUMS--Premiums in the amount and at the intervals specified in your Policy.

SCUDDER PORTFOLIOS--The following three portfolios of the Scudder Variable Series I: Capital Growth, Bond and International Portfolios.

SEPARATE ACCOUNT--Mutual of America Separate Account No. 3, a separate account of Mutual of America maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The assets of the Separate Account are set aside and kept separate from our other assets.


SEPARATE ACCOUNT FUND--See definition of "FUND," above

SURRRENDER PROCEEDS--Amount payable upon surrender of a Policy, equal to the Account Balance minus any Policy Loans outstanding at the time of surrender.


UNDERLYING FUNDS--The funds or portfolios that are invested in by the Separate Account Funds.

UNSCHEDULED PREMIUMS--Premiums other than scheduled premiums that you are permitted to pay under your Policy.

VALID TRANSACTION DATE--The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the requested transaction. If requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.


VALUATION DAY--Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

VALUATION PERIOD--A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.


WE, US, OUR, MUTUAL OF AMERICA--Refer to Mutual of America Life Insurance
Company.

WRITTEN REQUEST--A written request on an administrative form provided by us or in a form otherwise acceptable to us.

YOU, YOUR--Refer to a Policyowner.

                                    APPENDIX

                           GENERAL ACCOUNT OPERATIONS

This Appendix provides more information about our General Account's operations and the risks of allocating Account Balance, including premiums, to the General Account compared to allocating Account Balance, including premiums, to the Separate Account. Account Balances held in our General Account may pose different risks to Policyowners than Account Balances supported by assets of our Separate Account.

When a Policyowner allocates Account Balance to our General Account, the amounts are commingled with our corporate funds and assets (excluding Separate Account assets and special deposit funds). We combine in our General Account contributions and premiums from all lines of business. Assets in our General Account are not segregated for the exclusive benefit of any particular policy or obligation, although experience rated General Account policies may share in the experience of our General Account through interest credits, dividends or rate adjustments.

We invest the pooled amounts in our General Account. Most General Account investments are maintained at book value (relating to our purchase price for the investments), while Separate Account investments are maintained at market value, which fluctuates according to market conditions.

Our General Account assets in the aggregate support our General Account obligations under all of our insurance contracts, including (but not limited to) our individual and group life, health, disability, fixed annuity contracts, variable accumulation annuity contracts and variable universal life policies (other than separate account obligations). General Account assets also are available to us for the conduct of our routine business activities, such as the payment of salaries, rent, other ordinary business expenses and dividends. In the event of our insolvency, funds in our General Account would be available to meet the claims of our general creditors, after payment of amounts due under certain priority claims, including certain amounts owed to Policyowners.

We determine and periodically declare the fixed interest rate return (referred to as the credited interest rate) to be credited to amounts under the Policies held in our General Account, including the extent and frequency credited interest rates may be changed. We also determine the manner in which interest is credited during the term of the Policies and upon their termination. Members of our senior management in their discretion from time to time determine credited interest rates upon consideration of the following factors:

     -    Reasonable classifications of different types of policies.

     - Expected benefit payments, expenses (including the on-going costs of business operations), risk charges, mortality, persistency and actual investment earnings properly allocable to each class of policies, under generally accepted actuarial and accounting principles.

     - The ability of each class of policies to be self-supporting over the long run and, in addition, to allow for a permanent contribution to our surplus of such magnitude that in combination with similarly derived contributions from all classes of policies, our long-term financial strength and stability will be assured so that we can meet our long-term obligations to our policyholders. In doing so, there is no requirement that each class of policies make a contribution to surplus every year, since uneven incidence of expenses and experience fluctuations may make that impractical.

     - The potential impact of any credited interest rate decision on both short-term and long-term operating gains or losses, including the immediate and long-term impact on our surplus position, as well as the impact of current and anticipated economic and financial market conditions.

     -    Compliance with applicable statutory and regulatory requirements.

     - Competitiveness of rates in light of industry practices and trends current at the time.


We use an overall portfolio approach for determining credited interest rates. This means that one rate is applied to all amounts placed in our General Account for each class of policies without regard to when such amounts were placed in our General Account. The credited interest rate, when declared, is applied on a daily basis to all funds accumulated in the General Account. While we reserve the right to change this credited rate at any time, we generally will not change this rate more frequently than once every three months (in other words, quarterly). The credited interest rate may not be less than the minimum annual yield, if any, set forth in your Policy, as stated in your Policy. If we declare a credited interest rate higher than the minimum rate, if any, set forth in your Policy, the higher credited interest rate will remain in effect until changed.


All amounts accumulated in our General Account (including credited interest) are guaranteed by us and are payable in full upon a Policyowner's request for transfer, payment or withdrawal of Account Balance or Policy discontinuance, subject to the deduction of any otherwise payable administrative charges and subject to any amounts that serve as collateral for loans. The credited interest rate applicable to amounts in our General Account is indicated in Policyowners' quarterly statements.

We determine the administrative charges, fees, expenses or other amounts (referred to as administrative charges) that are, or may be, assessed against the General Account or Separate Account or deducted by us from Account Balances maintained by Policyowners in the General Account and Separate Account Funds, including the extent and frequency with which such administrative charges may be modified. Periodically, we review the administrative charges under the Policies, taking into consideration the types of factors listed above for determining credited interest rates. Subject to the restrictions referred to in the Prospectus, we reserve the right to change administrative charges. We also reserve the right to change the services we make available to Policyowners. We will provide written notices to Policyowners when required, when administrative charges are amended, modified, added or deleted, prior to the imposition of any change. Administrative charges are usually payable on a monthly basis, but may be payable on the occurrence of certain events. Each Policyowner's quarterly statements reflect direct deductions from the Policyowner's Account Balance in the Separate Account or General Account.

In general and to the extent ERISA applies to the payroll deduction program established by Policyowner's employers for the purchase of Policies, we are subject to ERISA's fiduciary responsibility provisions with respect to the assets of a separate account (other than a separate account registered under the Investment Company Act of 1940 such as the Separate Account) to the extent the investment performance of such assets is passed directly through to policyowners. ERISA requires insurers, in administering separate account assets, to act solely in the interest of a plan's policyowners and beneficiaries; prohibits self-dealing and conflicts of interest; and requires insurers to adhere to a prudent standard of care. In contrast, ERISA generally imposes less stringent standards in the administration of General Account policies that were issued before 1999. We believe that such less stringent standards would continue to apply to our General Account policies that were issued after 1998.

State regulation is typically more restrictive with respect to our General Account than our separate accounts. However, state insurance regulation may not provide the same level of protection to policyowners as ERISA regulation. In addition, our General Account policies often include various guarantees under which we assume risks relating to the funding and distribution of benefits. We do not provide any guarantees with respect to the investment returns on allocations to the Separate Account.

                 (This page has been left blank intentionally.)

YOU MAY OBTAIN MORE INFORMATION

STATEMENT OF ADDITIONAL INFORMATION. We have filed with the Securities and Exchange Commission a Registration Statement that includes this Prospectus, a Statement of Additional Information, and exhibits. The Statement of Additional Information, dated the same date as this Prospectus (the SAI), contains further information about Separate Account No. 3, Mutual of America and the Policies described in the Prospectus, and we incorporate the SAI by reference into this Prospectus. You may obtain a copy of the SAI from us free of charge at your request.

ILLUSTRATIONS. You may request personalized illustrations from us, at no charge. These illustrations will show death benefits and account balances based on cost of insurance charges that you currently would pay if you purchase a Policy.


HOW TO OBTAIN THE SAI FROM US. To request a Statement of Additional Information, you may call us at 1-800-468-3785 or write to us at: Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

HOW TO OBTAIN THE SAI AND OTHER INFORMATION FROM THE SEC. Information about Mutual of America Separate Account No. 3, including the Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC or at the SEC's web site, http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102. You can also call the SEC at 1-202-942-8090.


WHERE TO DIRECT QUESTIONS. If you have questions about the Policies or want to request other information about the Policies, you should contact your representative at Mutual of America. You can check for the address and telephone number of the Regional Office that provides services for your Policy by calling 1-800-468-3785 or by visiting our web site at www.mutualofamerica.com.

INVESTMENT COMPANY ACT OF 1940 FILE NO. 811-8368

                                 PRIVACY NOTICE

WE ARE PROVIDING THIS PRIVACY NOTICE ON BEHALF OF MUTUAL OF AMERICA LIFE INSURANCE COMPANY AND ITS SEPARATE ACCOUNTS. BY LAW, WE HAVE THE RIGHT TO MODIFY THIS POLICY AT ANY TIME, BUT IF WE DO CHANGE IT, WE WILL NOTIFY YOU IN ADVANCE. UNDER APPLICABLE LAWS AND REGULATIONS, WE ARE REQUIRED TO SEND YOU OUR PRIVACY NOTICE ON AN ANNUAL BASIS.

INFORMATION COLLECTION

     - We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

     - We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products or services and from transactions you have with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical providers.

INFORMATION PROTECTION

     - To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

     - All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

     - Our strict policies for protecting personal information apply to current and former customers.

     - Our Web Site Privacy Policy can be found on the Internet at www.mutualofamerica.com.

     - We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

INFORMATION DISCLOSURE

     -    We will not sell your personal information to anyone.


     - We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

     - We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose provided.


FOR MORE INFORMATION


If you have any questions about Mutual of America's privacy policy, please contact us at: 1-800-468-3785, or write to us at 320 Park Avenue, New York, NY 10022-6839.

                                        MUTUAL OF AMERICA LIFE INSURANCE COMPANY


                                        320 PARK AVENUE
                                        NEW YORK, NY 10022-6839
                                        www.mutualofamerica.com

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    Issued By

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                                320 Park Avenue,

                          New York, New York 10022-6839

                                   Through its

                             SEPARATE ACCOUNT NO. 3


This Statement of Additional Information expands upon subjects we discuss in the Prospectus for the Variable Universal Life Insurance Policies that we offer (the POLICIES).


You may obtain a copy of the Prospectus, dated May 1, 2004, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND YOU SHOULD READ IT IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICIES.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
      General Information and History                                          2

      Premiums                                                                 2

      Additional Information About Operation of Policies and Registrant        2

      Loans                                                                    3

      Distribution of the Policies                                             3

      Additional Information About Charges                                     4

      Yield and Performance Information                                        5

      Use of Standard & Poor's Indices                                         8

      Financial Statements                                                     9



DATED: MAY 1, 2004

                         GENERAL INFORMATION AND HISTORY


We are a mutual life insurance company organized under the laws of the State of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit as well as not-for-profit organizations.

We provide individual and group life insurance, annuities, and related services for the pension retirement and long range savings needs of organizations and their employees and individuals, including variable accumulation annuity contracts and variable life insurance policies. We also provide group and individual annuities and related services for the pension, retirement, and long-range savings needs of corporate, charitable, religious, educational and government organizations and their employees. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2003, we had total assets, on a consolidated basis, of approximately $11 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.


Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Insurance Rating Service and Fitch IBCA, Duff & Phelps, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

                                    PREMIUMS

Scheduled premiums at the time of Policy issuance should be sufficient to pay current cost of insurance charges and other Policy charges, so that the Policy will not lapse. Unscheduled (additional) premiums must be paid when a Policy's Account Balance is insufficient to pay the monthly deduction necessary to keep the Policy in force. In this situation, we will send the Policyowner a notice that a premium payment is required

Cost of insurance charges will vary based on whether the Policies are under a payroll deduct program or are individually owned. Cost of insurance charges under Policies issued in connection with a payroll deduct program are based on unisex rates. Cost of insurance charges under Policies not under a payroll deduct program are based on whether the insured is male or female. We will determine cost of insurance charges pursuant to our established actuarial procedures, and in doing so we will not discriminate unreasonably or unfairly against any person or class of persons. Charges under a Policy, other than cost of insurance rates, are shown on the specifications page of each Policy.

        ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT

Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America, has passed upon all matters of applicable state law relating to the Policies, including our right to issue the Policies, and has passed upon certain legal matters relating to Federal securities laws that are applicable to our offering of the Policies.

                                      LOANS

The interest rate on a Policy Loan will be the maximum interest rate that we can charge under applicable law, and the rate will change from time to time. The maximum interest rate is the greater of:


     - our guaranteed rate of interest under the terms of your Contract or Policy, if any, plus 1% per year, or

     - the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.
A new interest rate for Policy Loans will be effective beginning on the next January 1 following a change in the maximum rate.

     - We determine the maximum rate of interest on Policy Loans on each December 1 after the Policy is issued.
     - We may increase the Policy Loan interest rate whenever the maximum interest rate increases by 0.5% or more a year.
     - We will reduce the Policy Loan interest rate whenever the maximum interest rate decreases by 0.5% or more a year.

                          DISTRIBUTION OF THE POLICIES

We offer the Policies continuously without a sales charge through our employees. These employees receive a salary from us and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are our licensed agents and are duly qualified registered representatives of Mutual of America.

Each sales representative will be eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's regional office compared to sales targets we established for the office in that year. Our attainment of overall financial and sales objectives also can affect the payment. Representatives and certain staff from the top five regional offices will receive a trip to a conference site to attend a sales meeting.

Mutual of America is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Policies are sold in the states where their sale is lawful.

The insurance underwriting and the determination of a proposed insured's risk classification and whether to accept or reject an application for a certificate is done in accordance with our rules and standards.

                      ADDITIONAL INFORMATION ABOUT CHARGES

Monthly Deductions. We deduct cost of insurance charges and the monthly maintenance fee from your Account Balance in our General Account. If you do not have sufficient Account Balance allocated to the General Account, we will deduct the charges from your Account Balance allocated to one or more of the Separate Account Funds. We look to the Funds in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Short-Term Bond Fund,

(c)  Investment Company Mid-Term Bond Fund,

(d)  Investment Company Bond Fund,

(e)  Scudder Bond Fund,

(f)  Investment Company Composite Fund,


(g)  Fidelity VIP Asset Manager(SM) Fund,


(h)  Calvert Social Balanced Fund,

(i)  Fidelity VIP Equity-Income Fund,

(j)  Investment Company All America Fund,

(k)  Investment Company Equity Index Fund,

(l)  Investment Company Mid-Cap Equity Index Fund,


(m)  Fidelity VIP Contrafund(R),


(n)  Investment Company Aggressive Equity Fund,

(o)  Scudder Capital Growth Fund,

(p)  Scudder International Fund,

(q)  American Century VP Capital Appreciation Fund,

(r)  Investment Company Conservative Allocation Fund,

(s)  Investment Company Moderate Allocation Fund, and

(t)  Aggressive Allocation Fund.

UNDERWRITING PROCEDURES. Cost of insurance charges for the Policies are not the same for all Policyowners because, under the principle of pooling and distribution of mortality risks, each Policyowner pays a cost of insurance charge commensurate with the insured's mortality risk. Mortality risk is actuarially determined based upon factors such as the insured's age, gender, health, smoking status and occupation, except that gender is not a factor (in other words, rates are unisex) for Policies purchased under payroll deduct programs. Accordingly, for each actuarial category of insureds there will be different cost of insurance rates. A table showing maximum insurance rates is delivered with each Policy, and the maximum rates will not exceed rates permitted by the 1980 Commissioner's Standard Ordinary mortality table for the insured's premium class.

CHANGES IN FACE AMOUNT. After a change in Face Amount, we will send you new Policy Specifications Pages to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "FEDERAL TAX CONSIDERATIONS" in the Prospectus.

Your request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured person is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured person's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. If the insured person is not living on the proposed effective date of a change, the change will not take effect.

The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. A decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (in other words, the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

                        YIELD AND PERFORMANCE INFORMATION

From time to time, we may advertise performance for the Separate Account Funds. The performance information we advertise reflects Separate Account charges and the current annual policy maintenance fee, but it does not reflect cost of insurance charges or charges for optional riders. In preparing performance information, we deduct the policy maintenance fee from each Separate Fund, calculated as a cost per $1,000 based on the average Account Balance for all Policies. For any Policyowner, the actual treatment of the policy maintenance fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance. You should refer to the Prospectus for additional information about Policy charges.

We also may report the performance of the Underlying Funds without the deduction of Separate Account expenses. These returns will be higher than the returns shown if all Separate Account expenses and cost of insurance charges were deducted. In addition, we may compare a Fund's figures to the performance of other variable annuity and variable life accounts tracked by mutual fund rating services or to unmanaged indexes that may assume reinvestment of dividends but do not reflect deductions for administrative and management costs.

You should note that past performance is no guarantee of future results. Total return and yield for a Separate Account Fund will vary based on changes in market conditions and the performance of the Underlying Fund in which it invests. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

MONEY MARKET FUND

We may disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called YIELD. We also may disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the EFFECTIVE YIELD.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distributions expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A. YIELD is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return.

     The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B. EFFECTIVE YIELD is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

     Effective Yield = [Base Period Return + 1)(TO THE POWER OF 365/7)] - 1.


The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2003 was .11%. This yield does not reflect cost of insurance charges but does reflect the $2 monthly charge.


Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity or variable life accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

BOND FUNDS

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period. This yield does not reflect cost of insurance charges.

FUNDS OTHER THAN MONEY MARKET

From time to time, we may include quotations of a Fund's TOTAL RETURN in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner and do not reflect cost of insurance charges:

A. AVERAGE ANNUAL TOTAL RETURN is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

     T = (ERV/P)(TO THE POWER OF 1/n) - 1

Where:

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B. CUMULATIVE TOTAL RETURN is the compounded rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

     C = (ERV/P) - 1.

Where:

     C = Cumulative Total Return
     P = hypothetical initial payment of $1,000
     ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                          AVERAGE ANNUAL TOTAL RETURNS*
                       FOR PERIODS ENDED DECEMBER 31, 2003



FUND                                                     ONE YEAR   LIFE OF FUND
----                                                     --------   -----------
Investment Company Equity Index                              25.9%      (8.2)%
Investment Company All America                               30.5%      (9.5)%
Investment Company Mid-Cap Equity Index                      32.7%       2.4%
Investment Company Aggressive Equity                         36.7%      (5.4)%
Investment Company Composite                                 16.0%      (3.7)%
Investment Company Bond                                       4.7%       5.3%
Investment Company Mid-Term Bond                              0.8%       4.9%
Investment Company Short-Term Bond                           (0.2)%      3.5%
Conservative Allocation                                       N/A        4.1%
Moderate Allocation                                           N/A       10.4%
Aggressive Allocation                                         N/A       17.9%
Scudder Capital Growth                                       24.5%     (15.1)%
Scudder Bond                                                  3.1%     (15.3)%
Scudder International                                        25.3%       5.1%
Fidelity VIP Equity-Income                                   28.0%       1.8%
Fidelity VIP Contra                                          26.2%      (4.4)%
Fidelity VIP Asset Manager                                   15.9%      (2.6)%
Calvert Social Balanced                                      17.1%      (4.1)%
American Century VP Capital Appreciation                     18.5%     (13.2)%

                            CUMULATIVE TOTAL RETURNS*
                       FOR PERIODS ENDED DECEMBER 31, 2003



FUND                                                     ONE YEAR   LIFE OF FUND
----                                                     --------   -----------
Investment Company Equity Index                              25.9%     (27.9)%
Investment Company All America                               30.5%     (31.2)%
Investment Company Mid-Cap Equity Index                      32.7%       9.3%
Investment Company Aggressive Equity                         36.7%     (18.8)%
Investment Company Composite                                 16.0%     (13.2)%
Investment Company Bond                                       4.7%      21.3%
Investment Company Mid-Term Bond                              0.8%      19.6%
Investment Company Short-Term Bond                           (0.2)%     13.8%
Conservative Allocation                                       N/A        4.1%
Moderate Allocation                                           N/A       10.4%
Aggressive Allocation                                         N/A       17.9%
Scudder Capital Growth                                       24.5%     (45.8)%
Scudder Bond                                                  3.1%      20.5%
Scudder International                                        25.3%     (46.3)%
Fidelity VIP Equity-Income                                   28.0%       6.9%
Fidelity VIP Contra                                          26.2%     (15.5)%
Fidelity VIP Asset Manager                                   15.9%     (46.3)%
Calvert Social Balanced                                      17.1%     (14.5)%
American Century VP Capital Appreciation                     18.5%     (41.2)%



The Separate Account No. 3 Funds commenced operations on April 3, 2000. The Allocation Funds commenced operations May 20, 2003.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as cost per $1,000 based on the average Account Balance. For any Policyowner, the actual treatment of the monthly contract fee and its effect on total return will depend on the Policyowner's actual allocation of Account Balance.

                        USE OF STANDARD & POOR'S INDICES


Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), makes no representation or warranty, express or implied, to the Separate Account or the Policyowners regarding the advisability of investing in, or allocating Account Balance to, the Investment Company Equity Index, All America or Mid-Cap Equity Index Funds (together, the Indexed Portfolios) or the ability of the S&P 500(R) Index or the S&P MidCap 400(R) Index to track general stock market performance. S&P has no obligation to take the needs of the Indexed Portfolios or the owners of the Indexed Portfolios into consideration in determining, composing or calculating the S&P 500(R) Index or the S&P MidCap 400(R) Index. S&P is not responsible for and has not participated in the calculation of the net asset values of the Indexed Portfolios, the amount of the shares of the Indexed Portfolios or the timing of the issuance or sale of the Indexed Portfolios. S&P has no obligation or liability in connection with the administration, marketing or trading of the Indexed Portfolios.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500(R) index or the S&P MidCap 400(R) index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the indexed portfolios, owners of the indexed portfolios, or any other person or entity from the use of the S&P 500(R) index, the S&P MidCap 400(R) index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500(R) index, the S&P MidCap 400(R) index or any data included therein. Without limiting any use of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

----------
* Returns reflect the deduction of actual charges in effect for the periods shown.

                              FINANCIAL STATEMENTS


The financial statements of Separate Account No. 3 as of December 31, 2003 and Mutual of America Life Insurance Company as of December 31, 2003 and December 31, 2002, have been audited by our independent auditors KPMG LLP, New York, New York as stated in the independent auditors' report appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2003 are included as follows:



MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3                                    PAGE
                                                                            ----
     Independent Auditors' Report                                             10

     Statement of Assets and Liabilities                                      11

     Statement of Operations                                                  13

     Statements of Changes in Net Assets                                      15

     Financial Highlights                                                     19

     Notes to Financial Statements                                            28



You should consider the financial statements of Mutual of America Life Insurance Company as bearing upon the ability of Mutual of America to meet its obligations under the Policies. You should not consider them as bearing upon the investment experience of the Separate Account Funds. Below are the consolidated financial statements of Mutual of America for the years ended December 31, 2003 and 2002:



MUTUAL OF AMERICA LIFE INSURANCE COMPANY                                    PAGE
                                                                            ----
     Independent Auditors' Report                                             31

     Consolidated Statements of Financial Condition                           32

     Consolidated Statements of Operations and Surplus                        33

     Consolidated Statements of Cash Flows                                    34

     Notes to Consolidated Financial Statements                               35

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 3:

We have audited the accompanying statement of assets and liabilities of Mutual of America Separate Account No. 3 (comprised of the sub-accounts listed in note
1) (collectively, "the Separate Account") as of December 31, 2003, and the related statement of operations for the year then ended, and statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Separate Account for the year ended December 31, 2001 and the period April 3, 2000 (commencement of operations) to December 31, 2000 were audited by other auditors who have ceased operations and whose report thereon dated February 20, 2002, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Separate Account as of December 31, 2003, and the results of their operations for the year then ended, and changes in their net assets and financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

New York, New York
February 24, 2004

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2003

                                                                           INVESTMENT COMPANY
                                         ---------------------------------------------------------------------------------------
                                                                                        MID-CAP
                                         MONEY MARKET   ALL AMERICA    EQUITY INDEX   EQUITY INDEX       BOND        SHORT-TERM
                                             FUND           FUND           FUND           FUND           FUND        BOND FUND
                                         ------------   ------------   ------------   ------------   ------------   ------------
Assets:
Investments in Mutual of
   America Investment
   Corporation at market value
   (Cost:
   Money Market Fund--$15,185
   All America Fund--$1,011,104
   Equity Index Fund--$931,855
   Mid-Cap Equity Index
     Fund--$500,067
   Bond Fund--$55,891
   Short-Term Bond Fund--$5,559)
   (Notes 1 and 2)                       $     14,882   $    767,827   $    755,703   $    555,382   $     54,243   $      5,477
Due from (To) General Account                      14             61             27             36             10              7
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Assets                               $     14,896   $    767,888   $    755,730   $    555,418   $     54,253   $      5,484
                                         ============   ============   ============   ============   ============   ============
Unit Value at December 31, 2003          $       2.30   $       7.85   $       2.62   $       1.41   $       3.99   $       1.53
                                         ============   ============   ============   ============   ============   ============
Number of Units Outstanding at
   December 31, 2003                            6,477         97,811        288,018        393,107         13,580          3,588
                                         ============   ============   ============   ============   ============   ============

                                                                           INVESTMENT COMPANY
                                         ---------------------------------------------------------------------------------------
                                                                        AGGRESSIVE    CONSERVATIVE     MODERATE      AGGRESSIVE
                                           MID-TERM       COMPOSITE       EQUITY       ALLOCATION     ALLOCATION     ALLOCATION
                                           BOND FUND         FUND          FUND           FUND            FUND          FUND
                                         ------------   ------------   ------------   ------------   ------------   ------------
Assets:
Investments in Mutual of America
   Investment Corporation at market
   value (Cost:
   Mid-Term Bond Fund--$37,191
   Composite Fund--$237,160
   Aggressive Equity Fund--$685,586
   Conservative Allocation Fund--$551
   Moderate Allocation Fund--$305
   Aggressive Allocation Fund--$8,799)
   (Notes 1 and 2)                       $     37,107   $    207,179   $    611,311   $        544   $        315   $      9,327
Due from (To) General Account                      --             52             72             (1)           (31)            30
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Assets                               $     37,107   $    207,231   $    611,383   $        543   $        284   $      9,357
                                         ============   ============   ============   ============   ============   ============
Unit Value at December 31, 2003          $       1.67   $       5.23   $       2.69   $       1.05   $       1.11   $       1.19
                                         ============   ============   ============   ============   ============   ============
Number of Units Outstanding at
   December 31, 2003                           22,265         39,610        227,130            518            256          7,889
                                         ============   ============   ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                                                                                                                      AMERICAN
                                                                                        SCUDDER                        CENTURY
                                                                       -------------------------------------------  ------------
                                                                                        CAPITAL                      VP CAPITAL
                                                                          BOND          GROWTH       INTERNATIONAL  APPRECIATION
                                                                          FUND           FUND             FUND          FUND
                                                                       ------------   ------------   ------------   ------------
Assets:
Investments in Scudder
   Portfolios and American Century VP Capital Appreciation Fund at
     market value (Cost:
   Scudder Bond Fund--$18,996
   Scudder Capital Growth Fund--$1,395,244
   Scudder International Fund--$322,626
   American Century VP Capital Appreciation
     Fund--$221,571)
   (Notes 1 and 2)                                                     $     19,790   $    961,799   $    212,717   $    126,209
                                                                       ------------   ------------   ------------   ------------
Due from (To) General Account                                                  (234)           (10)           104            502
                                                                       ============   ============   ============   ============
Net Assets                                                             $     19,556   $    961,789   $    212,821   $    126,711
                                                                       ============   ============   ============   ============
Unit Value At December 31, 2003                                        $      16.22   $      30.30   $      14.05   $      12.59
                                                                       ============   ============   ============   ============
Number of Units Outstanding at December 31, 2003                              1,206         31,737         15,148         10,061
                                                                       ============   ============   ============   ============

                                                                       CALVERT                       FIDELITY
                                                                     ------------   ------------------------------------------
                                                                        SOCIAL           VIP           VIP            VIP
                                                                       BALANCED     EQUITY-INCOME     CONTRA    ASSET MANAGER(SM)
                                                                         FUND           FUND          FUND(R)         FUND
                                                                     ------------   ------------   ------------   ------------
Assets:
Investments in Calvert Social Balance Portfolio and Fidelity
   Portfolios at market value (Cost:
   Calvert Social Balanced Fund--$72,824
   VIP Equity-Income Fund--$282,424
   VIP II Contra Fund--$671,436
   VIP II Asset Manager Fund--$187,757)
   (Notes 1 and 2)                                                   $     64,379   $    287,180   $    680,156   $    184,367
Due from (To) General Account                                                (262)           642            453            307
                                                                     ------------   ------------   ------------   ------------
Net Assets                                                           $     64,117   $    287,822   $    680,609   $    184,674
                                                                     ============   ============   ============   ============
Unit Value at December 31, 2003                                      $       3.07   $      34.76   $      29.66   $      25.34
                                                                     ============   ============   ============   ============
Number of Units Outstanding at December 31, 2003                           20,898          8,280         22,948         7,288
                                                                     ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                (EXCEPT AS NOTED)


                                                                           INVESTMENT COMPANY
                                         ---------------------------------------------------------------------------------------
                                             MONEY                                      MID-CAP
                                            MARKET      ALL AMERICA    EQUITY INDEX   EQUITY INDEX       BOND        SHORT-TERM
                                             FUND          FUND            FUND           FUND           FUND         BOND FUND
                                         ------------   ------------   ------------   ------------   ------------   ------------
Investment Income and Expenses:
Income (Note 1):
   Dividend income                       $        155   $      5,490   $      9,632   $      4,312   $      2,795   $        186
                                         ------------   ------------   ------------   ------------   ------------   ------------
Expenses (Note 3):
   Fees and administrative
     expenses                                     387          7,732          7,486          4,114          1,185            127
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Investment Income (Loss)                     (232)        (2,242)         2,146            198          1,610             59
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Realized And Unrealized
   Gain (Loss) on Investments
   (Note 1):
   Net realized gain (loss)
     on investments                               (62)       (74,806)        (9,174)        (1,282)           (56)            27
   Net unrealized appreciation
     (depreciation) of investments                 35        266,358        162,688        136,853            698           (109)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Realized And Unrealized
   Gain (Loss) on Investments                     (27)       191,552        153,514        135,571            642            (82)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
   Assets Resulting From
   Operations                            $       (259)  $    189,310   $    155,660   $    135,769   $      2,252   $        (23)
                                         ============   ============   ============   ============   ============   ============

                                                                           INVESTMENT COMPANY
                                         ---------------------------------------------------------------------------------------
                                                                        AGGRESSIVE    CONSERVATIVE     MODERATE      AGGRESSIVE
                                           MID-TERM       COMPOSITE       EQUITY       ALLOCATION     ALLOCATION     ALLOCATION
                                           BOND FUND        FUND           FUND          FUND(a)        FUND(a)        FUND(a)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Investment Income and Expenses:
Income (Note 1):
   Dividend Income                       $      1,693   $      4,828   $         --   $         21   $         10   $        206
                                         ------------   ------------   ------------   ------------   ------------   ------------
Expenses (Note 3):
   Fees and administrative
     expenses                                     635          3,288          5,294              1              1             44
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Investment Income (Loss)                    1,058          1,540         (5,294)            20              9            162
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Realized and Unrealized
   Gain (Loss) on Investments
   (Note 1):
   Net realized gain (loss)
     on investments                               490         (8,801)        (6,976)            --             --             13
   Net unrealized appreciation
   (depreciation) of investments               (1,056)        35,506        175,585             (7)            10            528
                                         ------------   ------------   ------------   ------------   ------------   ------------
   Net Realized and Unrealized
     Gain (Loss) on Investments                  (566)        26,705        168,609             (7)            10            541
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net Increase (Decrease) in Net
   Assets Resulting From
   Operations                            $        492   $     28,245   $    163,315   $         13   $         19   $        703
                                         ============   ============   ============   ============   ============   ============


----------
(a)  For the period May 20, 2003 (Commencement of Operations) to December 31,
     2003.

   The accompanying notes are an integral part of these financial statements.

                                                                                                                      AMERICAN
                                                                                        SCUDDER                        CENTURY
                                                                       ------------------------------------------   ------------
                                                                                        CAPITAL                      VP CAPITAL
                                                                           BOND         GROWTH      INTERNATIONAL   APPRECIATION
                                                                           FUND          FUND           FUND            FUND
                                                                       ------------   ------------   ------------   ------------
Investment Income and Expenses:
Income (Note 1):
   Dividend Income                                                     $        763   $      3,421   $      1,291   $         --
                                                                       ------------   ------------   ------------   ------------
Expenses (Note 3):
   Fees and administrative expenses                                             401          7,521          1,646          1,136
                                                                       ------------   ------------   ------------   ------------
Net Investment Income (Loss)                                                    362         (4,100)          (355)        (1,136)
                                                                       ------------   ------------   ------------   ------------
Net Realized and Unrealized Gain (Loss) on
   Investments (Note 1):
   Net realized gain (loss) on investments                                        8         (4,404)        (1,536)        (4,766)
   Net unrealized appreciation (depreciation)
     of investments                                                             155        197,914         45,978         26,813
Net Realized and Unrealized Gain (Loss)
   on Investments                                                               163        193,510         44,442         22,047
                                                                       ============   ============   ============   ============
Net Increase (Decrease) in Net Assets
   Resulting From Operations                                           $        525   $    189,410   $     44,087   $     20,911
                                                                       ============   ============   ============   ============

                                                                         CALVERT                       FIDELITY
                                                                       ------------   -------------------------------------------
                                                                          SOCIAL           VIP            VIP           VIP
                                                                         BALANCED     EQUITY-INCOME     CONTRA      ASSET MANAGER
                                                                           FUND           FUND          FUND(R)       FUND(SM)
                                                                       ------------   ------------   ------------   ------------
Investment Income and Expenses:
Income (Note 1):
   Dividends Income                                                    $      1,143    $     4,001   $      2,857   $      5,946
Expenses (Note 3):
   Fees and administrative expenses                                           1,022          4,432          6,668          2,555
Net Investment Income (Loss)                                                    121           (431)        (3,811)         3,391
Net Realized and Unrealized Gain (Loss)
   on Investments (Note 1):
   Net realized gain (Loss) on investments                                     (444)          (432)       (16,978)          (865)
   Net unrealized appreciation (depreciation)
     of investments                                                           9,525         62,613        170,533         23,803
                                                                       ============   ============   ============   ============
Net Realized and Unrealized Gain (Loss) on
   Investments                                                                9,081         62,181        153,555         22,938
                                                                       ============   ============   ============   ============
Net Increase (Decrease) In Net Assets
   Resulting From Operations                                           $      9,202    $    61,750   $    149,744   $     26,329
                                                                       ============   ============   ============   ============


   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3
                       STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                   INVESTMENT COMPANY
                                                          ---------------------------------------------------------------------
                                                            MONEY MARKET FUND       ALL AMERICA FUND        EQUITY INDEX FUND
                                                          ---------------------   ---------------------   ---------------------
                                                            2003        2002        2003        2002        2003        2002
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                            $    (232)  $    (194)  $  (2,242)  $  (3,437)  $   2,146   $   2,371
  Net realized gain (loss) on investments                       (62)        (59)    (74,806)   (169,223)     (9,174)    (29,652)
  Net unrealized appreciation (depreciation) of
    investments                                                  35          32     266,358     (29,805)    162,688    (128,092)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                   (259)       (221)    189,310    (202,465)    155,660    (155,373)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
From Unit Transactions:
  Contributions                                              41,831       6,162     166,946     217,739     109,044     167,387
  Withdrawals                                                   (13)         --      (7,656)    (16,889)     (4,332)    (24,835)
  Net transfers                                             (40,493)     (3,580)   (169,381)   (283,547)    (36,000)    (84,208)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) from Unit Transactions                1,325       2,582     (10,091)    (82,697)     68,712      58,344
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets                         1,066       2,361     179,219    (285,162)    224,372     (97,029)
Net Assets:
Beginning of Year                                            13,830      11,469     588,669     873,831     531,358     628,387
                                                          ---------   ---------   ---------   ---------   ---------   ---------
End of Year                                               $  14,896   $  13,830   $ 767,888   $ 588,669   $ 755,730   $ 531,358
                                                          =========   =========   =========   =========   =========   =========

                                                                                   INVESTMENT COMPANY
                                                          ---------------------------------------------------------------------
                                                                 MID-CAP
                                                            EQUITY INDEX FUND           BOND FUND            SHORT-TERM FUND
                                                          ---------------------   ---------------------   ---------------------
                                                            2003        2002        2003        2002        2003        2002
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                              $     198   $   2,827   $   1,610   $   2,958   $      59   $      73
Net realized gain (loss) on investments                      (1,282)     (3,648)        (56)        (10)         27          26
Net unrealized appreciation (depreciation)
  of investments                                            136,853     (66,897)        698        (880)       (109)         60
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                135,769     (67,718)      2,252       2,068         (23)        159
                                                          ---------   ---------   ---------   ---------   ---------   ---------
From Unit Transactions:
  Contributions                                              72,359      81,883      15,953      19,937       1,447       1,842
  Withdrawals                                                    --          --      (2,380)     (2,139)       (103)     (1,318)
  Net transfers                                              (3,816)     (6,458)    (11,850)    (14,202)     (2,602)      1,430
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) from Unit Transactions               68,543      75,425       1,723       3,596      (1,258)      1,954
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets                       204,312       7,707       3,975       5,664      (1,281)      2,113
Net Assets:
Beginning of Year                                           351,106     343,399      50,278      44,614       6,765       4,652
                                                          ---------   ---------   ---------   ---------   ---------   ---------
End of Year                                               $ 555,418   $ 351,106   $  54,253   $  50,278   $   5,484   $   6,765
                                                          =========   =========   =========   =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                                                                                   INVESTMENT COMPANY
                                                          ---------------------------------------------------------------------
                                                            MID-TERM BOND FUND        COMPOSITE FUND     AGGRESSIVE EQUITY FUND
                                                          ---------------------   ---------------------  ----------------------
                                                            2003        2002        2003        2002        2003        2002
                                                          ---------   ---------   ---------   ---------  ----------   ---------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                            $   1,058   $     757   $   1,540   $   2,853   $ (5,294)   $  (5,332)
  Net realized gain (loss) on investments                       490         152      (8,801)    (12,203)     (6,976)    (37,331)
  Net unrealized appreciation (depreciation) of
    investments                                              (1,056)        758      35,506      (6,952)    175,585     (72,629)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                    492       1,667      28,245     (16,302)    163,315    (115,292)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
From Unit Transactions:
  Contributions                                               8,579       7,259      56,826      71,185      71,614     107,413
  Withdrawals                                                    --          --      (5,256)     (2,405)     (8,850)    (43,154)
  Net transfers                                             (13,835)     24,263     (38,838)    (55,672)    (13,037)    (47,475)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) from Unit Transactions               (5,256)     31,522      12,732      13,108      49,727      16,784
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets                        (4,764)     33,189      40,977      (3,194)    213,042     (98,508)
Net Assets:
Beginning of Year                                            41,871       8,682     166,254     169,448     398,341     496,849
                                                          ---------   ---------   ---------   ---------   ---------   ---------
End of Year                                               $  37,107   $  41,871   $ 207,231   $ 166,254   $ 611,383   $ 398,341
                                                          =========   =========   =========   =========   =========   =========

                                                                                   INVESTMENT COMPANY
                                                          ---------------------------------------------------------------------
                                                               CONSERVATIVE              MODERATE              AGGRESSIVE
                                                              ALLOCATION FUND         ALLOCATION FUND        ALLOCATION FUND
                                                           --------------------    --------------------   --------------------
                                                              FOR THE PERIOD          FOR THE PERIOD         FOR THE PERIOD
                                                               MAY 20, 2003            MAY 20, 2003           MAY 20, 2003
                                                               (COMMENCEMENT           (COMMENCEMENT        (COMMENCEMENT OF
                                                              OF OPERATIONS)          OF OPERATIONS)           OPERATIONS)
                                                           TO DECEMBER 31, 2003    TO DECEMBER 31, 2003   TO DECEMBER 31, 2003
                                                           --------------------    --------------------   --------------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                                   $     20              $     9                 $   162
  Net realized gain (loss) on investments                              --                   --                      13
  Net unrealized appreciation (depreciation)
    of investments                                                     (7)                  10                     528
                                                                 --------              -------                 -------
Net Increase (Decrease) in Net Assets
  resulting from operations                                            13                   19                     703
                                                                 --------              -------                 -------
From Unit Transactions:
  Contributions                                                       431                  193                   1,420
  Withdrawals                                                          --                   --                      --
  Net transfers                                                        99                   72                   7,234
                                                                 --------              -------                 -------
Net Increase (Decrease) from Unit Transactions                        530                  265                   8,654
                                                                 --------              -------                 -------
Net Increase (Decrease) in Net Assets                                 543                  284                   9,357
Net Assets:
Beginning of Period                                                    --                   --                      --
                                                                 --------              -------                 -------
End of Period                                                    $    543              $   284                 $ 9,357
                                                                 ========              =======                 =======

   The accompanying notes are an integral part of these financial statements.

                                                                                         SCUDDER
                                                          ---------------------------------------------------------------------
                                                                BOND FUND          CAPITAL GROWTH FUND     INTERNATIONAL FUND
                                                          ---------------------   ---------------------   ---------------------
                                                            2003        2002        2003        2002        2003        2002
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                            $     362   $     547   $  (4,100)  $  (4,517)  $    (355)  $    (181)
  Net realized gain (loss) on investments                         8         (47)     (4,404)    (16,385)     (1,536)     (7,700)
  Net unrealized appreciation (depreciation)
    of investments                                              155         270     197,914    (250,427)     45,978     (25,842)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
 Net Increase (Decrease) in Net Assets Resulting
  from Operations                                               525         770     189,410    (271,329)     44,087     (33,723)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
 From Unit Transactions:
  Contributions                                               5,484       6,236     117,059     146,424      23,056      33,747
  Withdrawals                                                (1,006)        (65)     (9,153)     (8,291)     (4,384)     (1,036)
  Net transfers                                              (2,460)     (3,161)     (5,535)    (44,759)       (550)    (19,287)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) from Unit Transactions                2,018       3,010     102,371      93,374      18,122      13,424
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets                         2,543       3,780     291,781    (177,955)     62,209     (20,299)
Net Assets:
Beginning of Year                                            17,013      13,233     670,008     847,963     150,612     170,911
                                                          ---------   ---------   ---------   ---------   ---------   ---------
End of Year                                               $  19,556   $  17,013   $ 961,789   $ 670,008   $ 212,821   $ 150,612
                                                          =========   =========   =========   =========   =========   =========

                                                                                     AMERICAN CENTURY            CALVERT
                                                                                  ---------------------   ---------------------
                                                                                       VP CAPITAL                SOCIAL
                                                                                    APPRECIATION FUND         BALANCED FUND
                                                                                  ---------------------   ---------------------
                                                                                     2003       2002        2003        2002
                                                                                  ---------   ---------   ---------   ---------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income                                                           $  (1,136)  $  (1,170)  $     121   $     454
  Net realized gain (loss) on investments                                            (4,766)     (5,685)       (444)     (3,854)
  Net unrealized appreciation (depreciation) of investments                          26,813     (22,407)      9,525      (5,731)
                                                                                  ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets Resulting from Operations                      20,911     (29,262)      9,202      (9,131)
                                                                                  ---------   ---------   ---------   ---------
From Unit Transactions:
  Contributions                                                                      11,255      17,437      12,635      19,498
  Withdrawals                                                                        (3,054)     (2,416)     (2,029)    (15,516)
  Net transfers                                                                      (7,786)     (9,129)     (6,820)    (11,669)
                                                                                  ---------   ---------   ---------   ---------
Net Increase (Decrease) from Unit Transactions                                          415       5,892       3,786      (7,687)
                                                                                  ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets                                                21,326     (23,370)     12,988     (16,818)
Net Assets:
Beginning of Year                                                                   105,385     128,755      51,129      67,947
                                                                                  ---------   ---------   ---------   ---------
End of Year                                                                       $ 126,711   $ 105,385   $  64,117   $  51,129
                                                                                  =========   =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                                                                                        FIDELITY
                                                          ----------------------------------------------------------------------
                                                                   VIP                    VIP
                                                           EQUITY-INCOME FUND          CONTRAFUND(R)      ASSET MANAGER(SM) FUND
                                                          ---------------------   ---------------------   ----------------------
                                                            2003        2002        2003        2002        2003        2002
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income (loss)                            $    (431)  $   4,944   $  (3,811)  $  (1,697)  $   3,391   $   3,970
  Net realized gain (loss) on
    investments                                                (432)     (9,426)    (16,978)     (8,094)       (865)     (1,846)
  Net unrealized appreciation (depreciation)
    of investments                                           62,613     (43,702)    170,533     (56,667)     23,803     (19,505)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets Resulting from
  Operations                                                 61,750     (48,184)    149,744     (66,458)     26,329     (17,381)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
From Unit Transactions:
  Contributions                                              50,560      78,073      82,894     123,050      29,875      25,695
  Withdrawals                                                (3,468)    (23,725)    (20,154)    (12,209)    (12,563)     (1,610)
  Net transfers                                             (21,751)    (48,738)   (105,618)    (61,426)    (18,306)    (21,228)
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) from Unit Transactions               25,341       5,610     (42,878)     49,415        (994)      2,857
                                                          ---------   ---------   ---------   ---------   ---------   ---------
Net Increase (Decrease) in Net Assets                        87,091     (42,574)    106,866     (17,043)     25,335     (14,524)
Net Assets:
Beginning of Year                                           200,731     243,305     573,743     590,786     159,339     173,863
                                                          ---------   ---------   ---------   ---------   ---------   ---------
End of Year                                               $ 287,822   $ 200,731   $ 680,609   $ 573,743   $ 184,674   $ 159,339
                                                          =========   =========   =========   =========   =========   =========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

                              FINANCIAL HIGHLIGHTS

Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to years ended December 31, 2003, 2002 and 2001. Data shown for the preceding year representing the period from April 3, 2000 (commencement of operations) to December 31, 2000 was previously disclosed in the "Notes to Financial Statements--Financial Highlights" following the financial statements.

                                                                                              INVESTMENT COMPANY
                                                                                               MONEY MARKET FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    2.30   $    2.28   $    2.22   $    2.13
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    2.30   $    2.30   $    2.28   $    2.22
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                       6,019       5,020       8,275
Units Issued (1)                                                                      2,856       3,043       2,474
Units Redeemed (1)                                                                   (2,398)     (2,044)     (5,729)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                 6,477       6,019       5,020       8,275
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $  14,896   $  13,830   $  11,469
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          1.1%        1.7%        3.8%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                     0.1%        0.6%        3.0%
                                                                                  =========   =========   =========

                                                                                               INVESTMENT COMPANY
                                                                                                ALL AMERICA FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    5.96   $    7.74   $    9.46   $   10.97
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    7.85   $    5.96   $    7.74   $    9.46
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      98,846     112,867     115,511
Units Issued (1)                                                                     30,163      29,776      44,187
Units Redeemed (1)                                                                  (31,198)    (43,797)    (46,831)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                97,811      98,846     112,867     115,511
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 767,888   $ 588,669   $ 873,831
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          0.8%        0.8%        0.4%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    31.8%      -23.1%      -18.1%
                                                                                  =========   =========   =========

----------

*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                                               INVESTMENT COMPANY
                                                                                               EQUITY INDEX FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    2.06   $    2.67   $    3.07   $    3.48
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    2.62   $    2.06   $    2.67   $    3.07
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                     257,511     234,984     208,558
Units Issued (1)                                                                     58,577      80,427      88,695
Units Redeemed (1)                                                                  (28,070)    (57,900)    (62,169)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                               288,018     257,511     234,984     208,558
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 755,730   $ 531,358   $ 628,387
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          1.5%        1.6%        3.4%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    27.2%      -22.8%      -13.0%
                                                                                  =========   =========   =========

                                                                                              INVESTMENT COMPANY
                                                                                           MID-CAP EQUITY INDEX FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    1.05   $    1.25   $    1.28   $    1.25
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    1.41   $    1.05   $    1.25   $    1.28
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                     333,023     273,759     199,856
Units Issued (1)                                                                     71,911      87,067      99,881
Units Redeemed (1)                                                                  (11,827)    (27,803)    (25,978)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                               393,107     333,023     273,759     199,856
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 555,418   $ 351,106   $ 343,399
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          1.0%        1.8%        2.7%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    34.0%      -16.0%       -2.0%
                                                                                  =========   =========   =========

----------
*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.


   The accompanying notes are an integral part of these financial statements.

                                                                                             INVESTMENT COMPANY
                                                                                                  BOND FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    3.78   $    3.57   $    3.31   $    3.17
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    3.99   $    3.78   $    3.57   $    3.31
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      13,313      12,500       9,131
Units Issued (1)                                                                      5,258       7,469       8,286
Units Redeemed (1)                                                                   (4,991)     (6,656)     (4,917)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                13,580      13,313      12,500       9,131
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $  54,253   $  50,278   $  44,614
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          5.2%        8.5%       10.2%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                     5.8%        5.8%        7.8%
                                                                                  =========   =========   =========

                                                                                             SHORT-TERM BOND FUND
                                                                                           YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    1.52   $    1.46   $    1.37   $    1.30
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    1.53   $    1.52   $    1.46   $    1.37
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                       4,463       3,204       2,979
Units Issued (1)                                                                      1,079       2,617       1,947
Units Redeemed (1)                                                                   (1,954)     (1,358)     (1,722)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                 3,588       4,463       3,204       2,979
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $   5,484   $   6,765   $   4,652
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          3.0%        3.3%        5.5%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                     0.8%        4.1%        6.5%
                                                                                  =========   =========   =========

----------

*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                                               INVESTMENT COMPANY
                                                                                               MID-TERM BOND FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    1.64   $    1.51   $    1.38   $    1.34
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    1.67   $    1.64   $    1.51   $    1.38
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      25,589       5,767       3,205
Units Issued (1)                                                                      6,692      24,344       4,689
Units Redeemed (1)                                                                  (10,016)     (4,522)     (2,127)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                22,265      25,589       5,767       3,205
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $  37,107   $  41,871   $   8,682
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          4.0%        5.4%        4.0%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                     1.9%        8.7%        9.5%
                                                                                  =========   =========   =========

                                                                                               INVESTMENT COMPANY
                                                                                                 COMPOSITE FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    4.46   $    4.87   $    5.52   $    5.80
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    5.23   $    4.46   $    4.87   $    5.52
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      37,237      34,777      32,563
Units Issued (1)                                                                     13,636      16,351      22,937
Units Redeemed (1)                                                                  (11,263)    (13,891)    (20,723)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                39,610      37,237      34,777      32,563
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 207,231   $ 166,254   $ 169,448
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          2.6%       -3.5%        7.6%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    17.2%       -8.3%      -11.8%
                                                                                  =========   =========   =========

----------
*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                                              INVESTMENT COMPANY
                                                                                            AGGRESSIVE EQUITY FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    1.95   $    2.47   $    2.79   $    3.20
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    2.69   $    1.95   $    2.47   $    2.79
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                     204,400     200,960     173,281
Units Issued (1)                                                                     44,210      50,916      59,555
Units Redeemed (1)                                                                  (21,480)    (47,476)    (31,876)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                               227,130     204,400     200,960     173,281
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 611,383   $ 398,341   $ 496,849
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                           --          --         0.5%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    38.1%      -21.2%      -11.4%
                                                                                  =========   =========   =========

                                                                            INVESTMENT COMPANY
                                                   -----------------------------------------------------------------------
                                                       CONSERVATIVE               MODERATE               AGGRESSIVE
                                                      ALLOCATION FUND          ALLOCATION FUND          ALLOCATION FUND
                                                   --------------------     --------------------     ---------------------
                                                      FOR THE PERIOD           FOR THE PERIOD           FOR THE PERIOD
                                                       MAY 20, 2003             MAY 20, 2003             MAY 20, 2003
                                                       (COMMENCEMENT           (COMMENCEMENT            (COMMENCEMENT
                                                      OF OPERATIONS)           OF OPERATIONS)           OF OPERATIONS)
     SELECTED PER UNIT AND SUPPLEMENTARY DATA:     TO DECEMBER 31, 2003     TO DECEMBER 31, 2003     TO DECEMBER 31, 2003
------------------------------------------------   --------------------     --------------------     ---------------------
Unit value, beginning of period                          $   1.00                 $   1.00                 $   1.00
                                                         ========                 ========                 ========
Unit value, end of period                                $   1.05                 $   1.11                 $   1.19
                                                         ========                 ========                 ========
Units outstanding (000's), beginning of
  period (1)                                                   --                       --                       --
Units Issued (1)                                              518                      282                    8,230
Units Redeemed (1)                                             --                      (26)                    (341)
                                                         --------                 --------                 --------
Units Outstanding, end of period                              518                      256                    7,889
Net Assets (1)                                           $    543                 $    284                 $  9,357
                                                         ========                 ========                 ========
Expense Ratio (A)(1)                                         0.90%                    0.90%                   (0.90%)
                                                         ========                 ========                 ========
Investment Income Ratio (B)(1)                               17.8%                     8.9%                     6.6%
                                                         ========                 ========                 ========
Total Return (C)(1)                                           4.7%                    11.1%                    18.6%
                                                         ========                 ========                 ========

----------
*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                                                    SCUDDER
                                                                                                   BOND FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $   15.58   $   14.60   $   13.94   $   12.97
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $   16.22   $   15.58   $   14.60   $   13.94
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                       1,092         906         529
Units Issued (1)                                                                        413         591         638
Units Redeemed (1)                                                                     (299)       (405)       (261)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                 1,206       1,092         906         529
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $  19,556   $  17,013   $  13,233
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          4.0%        6.1%        3.9%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                     4.1%        6.7%        4.8%
                                                                                  =========   =========   =========

                                                                                                     SCUDDER
                                                                                               CAPITAL GROWTH FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $   24.10   $   34.34   $   42.97   $   49.54
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $   30.30   $   24.10   $   34.34   $   42.97
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      27,801      24,693      21,974
Units Issued (1)                                                                      5,036       5,272       4,923
Units Redeemed (1)                                                                   (1,100)     (2,164)     (2,204)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                31,737      27,801      24,693      21,974
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 961,789   $ 670,008   $ 847,963
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          0.4%        0.3%       13.8%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    25.7%      -29.8%      -20.1%
                                                                                  =========   =========   =========

----------

*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                                                    SCUDDER
                                                                                               INTERNATIONAL FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $   11.10   $   13.72   $   20.02   $   25.18
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $   14.05   $   11.10   $   13.72   $   20.02
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      13,572      12,459      11,288
Units Issued (1)                                                                      2,359       2,838       3,714
Units Redeemed (1)                                                                     (783)     (1,725)     (2,543)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                15,148      13,572      12,459      11,288
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 212,821   $ 150,612   $ 170,911
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          0.8%        0.8%       23.1%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    26.6%      -19.1%      -31.5%
                                                                                  =========   =========   =========

                                                                                               AMERICAN CENTURY
                                                                                         VP CAPITAL APPRECIATION FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $   10.52   $   13.44   $   18.82   $   20.62
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $   12.59   $   10.52   $   13.44   $   18.82
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      10,015       9,580       8,928
Units Issued (1)                                                                      1,291       1,844       3,198
Units Redeemed (1)                                                                   (1,245)     (1,409)     (2,546)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                10,061      10,015       9,580       8,928
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 126,711   $ 105,385   $ 128,755
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.65%       0.65%       0.70%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                           --          --        37.5%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    19.7%      -21.7%      -28.6%
                                                                                  =========   =========   =========

----------
*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                                                                                                     CALVERT
                                                                                              SOCIAL BALANCED FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $    2.59   $    2.98   $    3.23   $    3.46
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $    3.07   $    2.59   $    2.98   $    3.23
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      19,705      22,799      17,452
Units Issued (1)                                                                      5,996       6,840      11,598
Units Redeemed (1)                                                                   (4,803)     (9,934)     (6,251)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                20,898      19,705      22,799      17,452
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $  64,117   $  51,129   $  67,947
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.90%       0.90%       0.90%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          2.0%        2.4%        6.2%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    18.2%      -12.9%       -7.8%
                                                                                  =========   =========   =========

                                                                                                   FIDELITY
                                                                                            VIP EQUITY-INCOME FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $   26.89   $   32.63   $   34.61   $   31.31
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $   34.76   $   26.89   $   32.63   $   34.61
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                       7,466       7,456       6,455
Units Issued (1)                                                                      2,382       3,087       3,144
Units Redeemed (1)                                                                   (1,568)     (3,077)     (2,143)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                 8,280       7,466       7,456       6,455
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 287,822   $ 200,731   $ 243,305
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.80%       0.80%       0.80%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          1.7%        4.0%        6.2%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    29.3%      -17.6%       -5.7%
                                                                                  =========   =========   =========

----------

*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

   The accompanying notes are an integral part of these financial statements.

                                                                                                   FIDELITY
                                                                                              VIP CONTRAFUND(R)
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $   23.27   $   25.88   $   29.73   $   33.78
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $   29.66   $   23.27   $   25.88   $   29.73
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                      24,653      22,828      19,053
Units Issued (1)                                                                      3,985       5,288       9,044
Units Redeemed (1)                                                                   (5,690)     (3,463)     (5,269)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                22,948      24,653      22,828      19,053
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 680,609   $ 573,743   $ 590,786
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.80%       0.80%       0.80%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          0.5%        0.8%        3.3%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    27.4%      -10.1%      -12.9%
                                                                                  =========   =========   =========

                                                                                                    FIDELITY
                                                                                           VIP ASSET MANAGER(SM) FUND
                                                                                  ---------------------------------------------
                                                                                            YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------------------------
               SELECTED PER UNIT AND SUPPLEMENTARY DATA:                            2003        2002        2001        2000*
-------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Unit value, beginning of period/year                                              $   21.65   $   23.91   $   25.14   $   26.89
                                                                                  =========   =========   =========   =========
Unit value, end of period/year                                                    $   25.34   $   21.65   $   23.91   $   25.14
                                                                                  =========   =========   =========   =========
Units outstanding, beginning of period/year (1)                                       7,359       7,270       3,029
Units Issued (1)                                                                      1,537       1,750       8,058
Units Redeemed (1)                                                                   (1,608)     (1,661)     (3,817)
                                                                                  ---------   ---------   ---------
Units Outstanding, end of period/year                                                 7,288       7,359       7,270       3,029
                                                                                  =========   =========   =========   =========
Net Assets (1)                                                                    $ 184,674   $ 159,339   $ 173,863
                                                                                  =========   =========   =========
Expense Ratio (A)(1)                                                                   0.80%       0.80%       0.80%
                                                                                  =========   =========   =========
Investment Income Ratio (B)(1)                                                          3.4%        4.0%        3.3%
                                                                                  =========   =========   =========
Total Return (C)(1)                                                                    17.0%       -9.5%       -4.9%
                                                                                  =========   =========   =========

----------
*    Commenced operations April 3, 2000.
(1)  Data is presented for fiscal years beginning after December 15, 2000.
(A) This ratio represents the annualized policy expenses of the Separate Account, consisting primarily of administrative, mortality and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund are excluded.
(B) This amount represents the dividends and other distributions received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.
(C) This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the cost of insurance and a monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                    MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 3

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Separate Account No. 3 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on April 3, 2000 as a unit investment trust. On that date, the following Mutual of America Separate Account No. 3 funds became available as investment alternatives: Money Market Fund, All America Fund, Equity Index Fund, Mid-Cap Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, American Century VP Capital Appreciation Fund, Calvert Social Balanced Fund, Fidelity Investments Equity-Income, Contrafund and Asset Manager Funds. On May 20, 2003 the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 3 as investment alternatives. There are currently twenty investment funds available to Separate Account No. 3. Mutual of America Separate Account No. 3 funds invest in a corresponding fund of Mutual of America Investment Corporation ("Investment Company"), portfolios of Scudder Variable Series I ("Scudder"), fund of American Century Variable Portfolios Inc. ("American Century") fund of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert") and portfolios of Fidelity Variable Insurance Products Funds (collectively, "Fidelity").

Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 3, which are in conformity with accounting principles generally accepted in the United States of America:

INVESTMENT VALUATION -- Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity and are valued at the reported net asset values of the respective funds and portfolios. Such investments are referred to as "Underlying Funds" of Separate Account No. 3.

INVESTMENT INCOME -- Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 3 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate affect of the dividend paid to the Funds of Separate Account No. 3 has no impact on their respective unit values.

INVESTMENT TRANSACTIONS -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

FEDERAL INCOME TAXES-- Separate Account No. 3 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

The number of shares owned by Separate Account No. 3 and the respective net asset values (rounded to the nearest cent) per share at December 31, 2003 are as follows:

                                                         NUMBER OF     NET ASSET
                                                          SHARES         VALUE
                                                         ---------     ---------
     Investment Company Funds:
        Money Market Fund:                                  12,567     $  1.18
        All America Fund                                   362,583        2.12
        Equity Index Fund                                  387,063        1.95
        Mid-Cap Equity Index Fund                          428,390        1.30
        Bond Fund                                           42,071        1.29
        Short-Term Bond Fund                                 5,309        1.03
        Mid-Term Bond Fund                                  38,749        0.96
        Composite Fund                                     147,467        1.40
        Aggressive Equity Fund                             353,136        1.73
        Conservative Allocation Fund                           537        1.01
        Moderate Allocation Fund                               291        1.08
        Aggressive Allocation Fund                           7,996        1.17
     Scudder Portfolios:
        Bond Portfolio                                       2,812        7.04
        Capital Growth Portfolio -- Class "A"               65,924       14.59
        International Portfolio -- Class "A"                25,755        8.26
     American Century VP Capital Appreciation Fund          17,728        7.12
     Calvert Social Balanced Portfolio                      36,622        1.76
     Fidelity Portfolios:
        Equity-Income -- "Initial" Class                    12,390       23.18
        Contrafund -- "Initial" Class                       29,407       23.13
        Asset Manager -- "Initial" Class                    12,751       14.46

3. EXPENSES

ADMINISTRATIVE FEES AND EXPENSES AND COST OF INSURANCE -- In connection with its administrative functions, the Company deducts daily charges at an annual rate of ..40% (except for American Century for which the rate charged is .15% and each Fidelity fund, for which the rate is .30%) from the value of the net assets of each Fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted. The cost of insurance, to compensate the Company for life insurance coverage provided under the policies, is deducted monthly and reflected as net transfers in the accompanying financial statements.

MORTALITY AND EXPENSE RISK FEES -- The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts daily, a mortality risk charge, at an annual rate of .35%, from the value of the net assets of each Fund. An expense risk charge, deducted daily, at an annual rate of .15% from the value of the net assets of each Fund, compensates the Company for the risk that administrative expenses incurred will be greater than estimated.

Effective July 15, 2003 in regard to the Investment Company Money Market Fund only so much or all of annual expense charges (not to exceed 0.90%) as is required has been waived to prevent the total investment returns, net of separate account expenses, from producing a negative result. This waiver is not contractual and may be revoked in whole or in part at any time. Upon such revocation, there will be no liability for those expenses which were waived, but the full 0.90% of these expenses may be restored at that time.

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable for the year ended December 31, 2003, are presumed to be material. The effects on the financial statements of these variances for the year ended December 31, 2002, are described in Note 9.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

As described in Notes 1 and 7 to the consolidated financial statements, effective January 1, 2002, the State of New York Insurance Department amended Regulation No. 172 to adopt deferred income tax accounting practices. Consequently, effective January 1, 2002, the Company changed its method of accounting for income taxes.


/s/ KPMG LLP



New York, New York
March 5, 2004

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                           DECEMBER 31, 2003 AND 2002



                                                                                     2003                2002
                                                                              ------------------   ------------------
                                     ASSETS

GENERAL ACCOUNT ASSETS
   Bonds and notes                                                            $    5,420,717,807   $    5,372,112,949
   Common stocks                                                                     322,861,071          247,630,639
   Preferred stocks                                                                   23,557,073           28,272,107
   Cash and short-term investments                                                    20,819,648           24,837,752
   Guaranteed funds transferable                                                      79,086,400           82,349,774
   Mortgage loans                                                                     10,480,883           11,332,624
   Real estate                                                                       290,453,113          298,221,328
   Policy loans                                                                       89,487,408           91,894,313
   Other invested assets                                                               3,383,369            3,677,708
   Investment income accrued                                                          90,955,501           91,619,716
   Deferred federal income taxes                                                      36,230,124           32,172,799
   Other assets                                                                       10,873,721           23,941,966
                                                                              ------------------   ------------------
      Total general account assets                                                 6,398,906,118        6,308,063,675
SEPARATE ACCOUNT ASSETS                                                            4,603,281,225        3,635,515,227
                                                                              ------------------   ------------------
TOTAL ASSETS                                                                  $   11,002,187,343   $    9,943,578,902
                                                                              ==================   ==================

                             LIABILITIES AND SURPLUS

GENERAL ACCOUNT LIABILITIES
   Insurance and annuity reserves                                             $    5,468,210,859   $    5,457,354,841
   Other contractholders liabilities and reserves                                     10,496,797            7,714,822
   Interest maintenance reserve                                                      175,096,565          179,604,702
   Other liabilities                                                                  48,886,678           73,052,542
                                                                              ------------------   ------------------
      Total general account liabilities                                            5,702,690,899        5,717,726,907
SEPARATE ACCOUNT RESERVES AND OTHER LIABILITIES                                    4,603,281,225        3,635,515,227
                                                                              ------------------   ------------------
      Total liabilities                                                           10,305,972,124        9,353,242,134
                                                                              ------------------   ------------------
ASSET VALUATION RESERVE                                                               68,588,270           23,175,280
                                                                              ------------------   ------------------
SURPLUS
   Assigned surplus                                                                    1,150,000            1,150,000
   Unassigned surplus                                                                626,476,949          566,011,488
                                                                              ------------------   ------------------
      Total surplus                                                                  627,626,949          567,161,488
                                                                              ------------------   ------------------
TOTAL LIABILITIES AND SURPLUS                                                 $   11,002,187,343   $    9,943,578,902
                                                                              ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS

            FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002 2003 2002



                                                                                     2003                2002
                                                                              ------------------   ------------------
INCOME
   Premium and annuity considerations                                         $    1,062,517,867   $      991,120,650
   Life and disability insurance premiums                                             20,946,089           21,558,192
                                                                              ------------------   ------------------
      Total considerations and premiums                                            1,083,463,956        1,012,678,842
   Separate account investment and administration fees                                36,502,761           36,426,723
   Net investment income                                                             397,570,011          404,969,987
   Other, net                                                                          1,931,143            1,670,442
                                                                              ------------------   ------------------
      Total income                                                                 1,519,467,871        1,455,745,994
                                                                              ------------------   ------------------
DEDUCTIONS
   Change in insurance and annuity reserves                                          300,436,948          325,043,233
   Annuity and surrender benefits                                                    985,382,322          911,601,005
   Death and disability benefits                                                      14,836,638           14,937,835
   Operating expenses                                                                162,573,441          144,204,244
                                                                              ------------------   ------------------
      Total deductions                                                             1,463,229,349        1,395,786,317
                                                                              ------------------   ------------------
      Net gain before dividends                                                       56,238,522           59,959,677
DIVIDENDS TO CONTRACTHOLDERS AND POLICYHOLDERS                                          (261,568)            (166,432)
                                                                              ------------------   ------------------
      Net gain from operations                                                        55,976,954           59,793,245
FEDERAL INCOME TAX BENEFIT                                                             1,992,732            3,295,525
NET REALIZED CAPITAL LOSSES                                                          (28,304,759)         (56,402,229)
                                                                              ------------------   ------------------
      Net income                                                                      29,664,927            6,686,541
SURPLUS TRANSACTIONS
   Change in:
   Asset valuation reserve                                                           (45,412,990)          20,393,792
   Unrealized capital gains (losses), net                                             83,606,814          (68,856,825)
   Non-admitted assets and other, net                                                (19,337,214)         (24,662,479)
   Net deferred income tax asset                                                       2,064,593            8,884,779
   Minimum pension liability                                                          11,239,000          (13,774,000)
   Reserve valuation basis                                                            (1,359,669)                  --
   Cumulative effect of a change in accounting principles
      (Note 1)                                                                                --           19,722,858
                                                                              ------------------   ------------------
      Net change in surplus                                                           60,465,461          (51,605,334)
SURPLUS
   Beginning of year                                                                 567,161,488          618,766,822
                                                                              ------------------   ------------------
   End of year                                                                $      627,626,949   $      567,161,488
                                                                              ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002



                                                                                     2003                2002
                                                                              ------------------   ------------------
CASH PROVIDED
   Premium and annuity funds received                                         $    1,083,568,072   $    1,009,060,674
   Investment income received                                                        344,719,532          391,601,154
   Expense allowance on reinsurance ceded                                                500,213             (967,475)
   Separate account investment and administrative fees                                36,492,429           36,426,723
   Other, net                                                                          2,161,525            2,613,189
                                                                              ------------------   ------------------
      Total receipts                                                               1,467,441,771        1,438,734,265
                                                                              ------------------   ------------------
   Benefits paid                                                                   1,062,935,115          989,745,246
   Insurance and operating expenses paid                                             163,476,454          157,484,021
   Net transfers to (from) separate accounts                                         111,954,617            9,522,077
                                                                              ------------------   ------------------
      Total payments                                                               1,338,366,186        1,156,751,344
                                                                              ------------------   ------------------
      Net cash provided by operations                                                129,075,585          281,982,921
   Proceeds from long-term investments sold, matured or
      repaid                                                                       3,056,512,055        3,687,679,467
   Other, net                                                                         13,016,239           35,638,772
                                                                              ------------------   ------------------
      Total cash provided                                                          3,198,603,879        4,005,301,160
                                                                              ------------------   ------------------
CASH APPLIED
   Cost of long-term investments acquired                                          3,054,298,272        3,970,542,289
   Other, net                                                                        148,323,711          103,402,123
                                                                              ------------------   ------------------
      Total cash applied                                                           3,202,621,983        4,073,944,412
                                                                              ------------------   ------------------
      Net change in cash and short-term investments                                   (4,018,104)         (68,643,252)
CASH AND SHORT-TERM INVESTMENTS
   Beginning of year                                                                  24,837,752           93,481,004
                                                                              ------------------   ------------------
   End of year                                                                $       20,819,648   $       24,837,752
                                                                              ==================   ==================



     See accompanying notes to consolidated statutory financial statements.

                    MUTUAL OF AMERICA LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           DECEMBER 31, 2003 AND 2002

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

NATURE OF OPERATIONS

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

BASIS OF PRESENTATION

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") adopted codified statutory accounting principles ("Codification") in 2001. The New York Department issued Regulation No. 172 ("Regulation No. 172"), in 2001, which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Effective January 1, 2002, the New York Department amended Regulation No. 172 whereby certain provisions of codification which were not initially adopted by the New York Department became the prescribed basis of accounting for its domestic insurers. All changes required by New York Regulation No. 172, as amended through December 31, 2003, are reflected in the accompanying consolidated financial statements.

Regulation No. 172 requires the cumulative effect of a change in accounting principle to be reported as an adjustment to unassigned surplus in the period the change becomes effective. The cumulative effect is the difference between the amount of surplus reported at the beginning of the year and the amount of surplus that would have been reported at that date had the new accounting principles been applied retroactively for all prior periods. The cumulative effect of the required changes in accounting principle, as more fully discussed below, was to increase unassigned surplus by $19.7 million as of January 1, 2002.

The change in accounting principle that became effective January 1, 2002 relates to the accounting treatment of deferred income tax assets and liabilities. The new accounting treatment for income taxes requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and statutory reporting bases of assets and liabilities. Net deferred tax assets can only be recorded by Mutual of America as an admitted asset to the extent that such an amount will be realized within one year. Furthermore, changes in Mutual of America's net deferred tax assets and liabilities are recorded directly to unassigned surplus.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

ASSET VALUATIONS

BONDS, NOTES AND SHORT-TERM INVESTMENTS -- Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its non-investment grade bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

COMMON AND PREFERRED STOCKS -- At December 31, 2003 and 2002 common stocks include $121.7 million and $97.4 million, respectively invested in the Mutual of America Institutional Funds and $199.4 million and $147.9 million invested primarily in a portfolio of approximately 500 common stocks that mirror the Standard & Poor's 500 Index, with each stock's weight directly proportionate to that company's market value relative to the Index. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews certain of its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. Preferred stock is carried at cost.

GUARANTEED FUNDS TRANSFERABLE -- Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

MORTGAGE LOANS -- Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. During 2002, an impairment loss of $2.0 million was incurred. There were no impairment losses incurred during 2003.

REAL ESTATE -- Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $79.1 million and $69.7 million in 2003 and 2002, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

POLICY LOANS -- Policy loans are stated at the unpaid principal balance of the loan.

OTHER ASSETS -- Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statements of financial condition.

INSURANCE AND ANNUITY RESERVES

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.1 billion and $1.2 billion at December 31, 2003 and 2002, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2003 and 2002, averaged 3.19% and 4.15%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.5 billion and $3.4 billion at December 31, 2003 and 2002, respectively, are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $.5 billion at both December 31, 2003 and 2002, are accumulated at various guaranteed interest rates, which during 2003 and 2002 averaged 7.09% and 6.95%, respectively and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

INTEREST MAINTENANCE AND ASSET VALUATION RESERVES

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

SEPARATE ACCOUNT OPERATIONS

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During both 2003 and 2002, such charges were equal to approximately .90%, respectively of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $4.6 billion and $3.6 billion at December 31, 2003 and 2002, respectively, are subject to discretionary withdrawal at market value.

PREMIUMS AND ANNUITY CONSIDERATIONS

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

INVESTMENT INCOME AND EXPENSES

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

DIVIDENDS

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2002 amounts included in the accompanying consolidated financial statements have been reclassified to conform to the 2003 presentation.

2. INVESTMENTS

VALUATION

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2003 and 2002 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.



                                                                        GROSS UNREALIZED
                                                    STATEMENT     ---------------------------       NAIC
DECEMBER 31, 2003 (IN MILLIONS)                       VALUE          GAINS          LOSSES      MARKET VALUE
------------------------------------------------   ------------   ------------   ------------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
   Government corporations and agencies            $    3,221.1   $       26.3   $        6.1   $    3,241.3
Obligations of states and political subdivisions           14.1            2.2             --           16.3
Debt securities issued by foreign governments              41.8            2.4             --           44.2
Corporate securities                                    2,149.1           88.4            7.7        2,229.8
                                                   ------------   ------------   ------------   ------------
      Total                                        $    5,426.1   $      119.3   $       13.8   $    5,531.6
                                                   ============   ============   ============   ============



                                                                        GROSS UNREALIZED
                                                    STATEMENT     ---------------------------       NAIC
DECEMBER 31, 2002 (IN MILLIONS)                       VALUE          GAINS          LOSSES      MARKET VALUE
------------------------------------------------   ------------   ------------   ------------   ------------
Fixed maturities:
U.S. Treasury securities and obligations of U.S.
   Government corporations and agencies            $    2,828.5   $       23.2   $         --   $    2,851.7
Obligations of states and political subdivisions           13.5             .1             --           13.6
Debt securities issued by foreign governments              49.5            4.9             --           54.4
Corporate securities                                    2,494.1           72.8           74.5        2,492.4
                                                   ------------   ------------   ------------   ------------
      Total                                        $    5,385.6   $      101.0   $       74.5   $    5,412.1
                                                   ============   ============   ============   ============



Short-term fixed maturity securities with a statement value and NAIC market value of $5.4 million and $13.5 million at December 31, 2003 and 2002, respectively, are included in the above tables. At both December 31, 2003, and 2002 the Company had $3.3 million (par value $3.3 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2003 and 2002 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:



         DECEMBER 31 (IN MILLIONS)                            2003        2002       CHANGE
         ------------------------------------------------   --------    --------    --------
         Equity securities (common and preferred stock)     $  (63.2)   $ (123.2)   $   60.0
         Bonds and notes                                       (39.3)      (62.9)       23.6
         Other invested assets                                  (1.1)       (1.1)         --
                                                            --------    --------    --------
               Net unrealized (depreciation) appreciation   $ (103.6)   $ (187.2)   $   83.6
                                                            ========    ========    ========



The unrealized depreciation related to the Company's bond and common equity portfolios improved by $23.6 million and $60.0 million, respectively during the year as shown above. The net unrealized depreciation of $63.2 million for equity securities at December 31, 2003 consists of $69.6 million of gross unrealized losses and $6.4 million of gross unrealized gains. The gross unrealized losses of $69.6 million are predominantly greater than twelve months old. The net unrealized depreciation of $39.3 million for bonds is greater than twelve months old. However, this amount reflects the lowest NAIC market price assigned to the bond since it defaulted, and is not necessarily an indication of the current market value of these bonds.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2003 and 2002 were as follows:



         DECEMBER 31 (IN MILLIONS)                          2003        2002
         ----------------------------------------------   --------    --------
         Bonds and notes                                  $  (30.1)   $  (43.4)
         Equity securities (common and preferred stock)        1.8       (11.0)
         Mortgages                                              --        (2.0)
                                                          --------    --------
               Net realized capital gains (losses)        $  (28.3)   $  (56.4)
                                                          ========    ========



The realized capital losses shown above for bonds and equity securities in 2003 and 2002 include other than temporary impairment losses of $9.9 million and $2.5 million and $29.1 million and $6.7 million, respectively. The 2002 bond losses arose primarily from the unprecedented record number of investment-grade corporate bond defaults during 2002. The 2003 bond losses resulted primarily from the further financial deterioration during 2003 of several bonds that defaulted, and were reflected in surplus, toward the end of 2002. Three of these bonds were redeemed and exchanged for equity securities pursuant to final reorganization plans. There was only one new bond default during 2003, resulting in a $1.6 million other than temporary impairment loss. Since the majority of the 2003 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity. Losses on mortgage loans deemed to be other than temporarily impaired amounted to $2.0 million in 2002 and are included in the table shown above. There were no losses recognized on mortgage loans in 2003.

MATURITIES

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.



                                                     STATEMENT        NAIC
         DECEMBER 31, 2003 (IN MILLIONS)               VALUE      MARKET VALUE
         ---------------------------------------   ------------   ------------
         Due in one year or less                   $      394.1   $      401.8
         Due after one year through five years          2,112.1        2,153.1
         Due after five years through ten years         1,223.5        1,247.3
         Due after ten years                            1,696.4        1,729.4
                                                   ------------   ------------
               Total                               $    5,426.1   $    5,531.6
                                                   ============   ============

REALIZED INVESTMENT GAINS -- FIXED MATURITY SECURITIES

Sales of investments in fixed maturity securities resulted in $22.9 million and $30.1 million of net gains being accumulated in IMR in 2003 and 2002, respectively, as follows:



         DECEMBER 31 (IN MILLIONS)                    2003       2002
         ------------------------------           ----------   ----------
         Fixed maturity securities
         Proceeds                                 $  3,550.0   $  3,265.8
         Gross realized gains                           24.9         36.4
         Gross realized losses                           2.0          6.3



Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2003 and 2002, $27.4 million and $17.0 million, respectively, of the IMR was amortized and included in net investment income.

3. GUARANTEED FUNDS TRANSFERABLE

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $79.1 million and $82.4 million at December 31, 2003 and 2002, respectively. The actual interest and other allocated investment earnings on these funds amounted to $5.7 million and $7.1 million in 2003 and 2002, respectively, and are included in net investment income.

4. REAL ESTATE

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.3 million and $5.2 million in 2003 and 2002, respectively.

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

PENSION BENEFIT AND OTHER BENEFIT PLANS

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs are as follows:



                                            PENSION BENEFITS            OTHER BENEFITS
                                        ------------------------    -----------------------
DECEMBER 31, (IN MILLIONS)                 2003          2002          2003         2002
-------------------------------------   ----------    ----------    ----------  -----------
Service cost                            $      9.5    $      7.0    $      1.2  $       1.0
Interest cost on PBO                          11.2           9.2           2.0          1.8
Expected return on plan assets               (12.8)        (12.0)           --           --
Amortization of unrecognized net loss          9.3           4.2            .5           .3
                                        ----------    ----------    ----------   ----------
NET BENEFIT EXPENSE                     $     17.2    $      8.4    $      3.7   $      3.1
                                        ==========    ==========    ==========   ==========



The change in the projected benefit obligation and plan assets are as follows:



                                            PENSION BENEFITS            OTHER BENEFITS
                                        ------------------------    -----------------------
DECEMBER 31 (IN MILLIONS)                  2003          2002          2003         2002
-------------------------------------   ----------    ----------    ----------   ----------
CHANGE IN PROJECTED BENEFIT
   OBLIGATION (PBO):
PBO, beginning of year                  $    161.6    $    119.3    $     32.0   $     24.0
   Service cost                                9.5           7.0           1.2          1.0
   Interest cost                              11.2           9.2           2.0          1.8
   Plan amendment                               .8            .1            --           --
   Change in assumptions                        --          29.9          (4.8)         7.0
   Actuarial loss (gain)                       7.5            .5           2.3          (.7)
   Benefits and expenses paid                 (9.8)         (4.4)         (1.1)        (1.1)
                                        ----------    ----------    ----------   ----------
   PBO, end of year                     $    180.8    $    161.6    $     31.6   $     32.0
                                        ----------    ----------    ----------   ----------

CHANGE IN PLAN ASSETS:
Plan assets, beginning of year          $    102.0    $     93.8    $       --   $       --
   Employer contributions                     25.0          24.0            --           --
   Return on plan assets                      20.3         (11.4)           --           --
   Benefits and expenses paid                 (9.8)         (4.4)           --           --
   Plan assets, end of year                  137.5         102.0            --           --
                                        ----------    ----------    ----------   ----------
   Plan assets (lower than) in excess
      of PBO                            $    (43.3)   $    (59.6)   $    (31.6)  $    (32.0)
                                        ==========    ==========    ==========   ==========

At December 31, 2003 all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2003 and 2002, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:



                                                  PENSION BENEFITS              OTHER BENEFITS
                                              ------------------------    ------------------------
DECEMBER 31 (IN MILLIONS)                        2003          2002          2003          2002
-------------------------------------------   ----------    ----------    ----------    ----------
Plan assets (lower than) in excess of PBO     $    (43.3)   $    (59.6)   $    (31.6)   $    (32.0)
Unrecognized prior service cost                      2.7           2.3            --            --
Unrecognized net loss from past
   experience different from
   that assumed                                     92.1         101.0           9.9          12.9
PREPAID (ACCRUED) BENEFIT COST, END OF YEAR   $     51.5    $     43.7    $    (21.7)   $    (19.1)
                                              ==========    ==========    ==========    ==========



The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $110.2 million and $77.1 million at December 31, 2003 and 2002, respectively. The actuarial present value of accumulated benefits for the qualified pension plan was $98.9 million and $90.7 million at December 31, 2003 and 2002, respectively. At December 31, 2002 the accumulated benefit obligation for two of the defined benefit pension plans exceeded the fair value of plan assets by $13.8 million. As such, the Company recorded an additional minimum liability of $13.8 million. This additional liability was reflected as a direct reduction of the Company's surplus as permitted by the State of New York Insurance Department. At December 31, 2003 the fair value of plan assets relative to the qualified defined benefit pension plan exceeded the accumulated benefit obligation and, as such, $13.6 million of the additional minimum pension liability was reduced and recorded as a direct increase to unassigned surplus. However, the additional minimum liability at December 31, 2003 related to the non-qualified pension plan increased by $2.4 million, resulting in the $11.2 million net change for the year reflected in surplus.

During both 2003 and 2002, the Company made contributions to the qualified plan of $22.0 million. The Company estimates that it will make contributions of approximately $13.0 million to its defined benefit plans in 2004. Benefits expected to be paid from these plans total $10.8 million in 2004, $5.5 million in 2005, $3.6 million in 2006, $7.7 million in 2007 and $7.6 million in 2008. The aggregate benefits expected to be paid in 2009 through 2013 total approximately $85.4 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2003.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:



                                                  PENSION BENEFITS              OTHER BENEFITS
                                              ------------------------    ------------------------
WEIGHTED AVERAGE ASSUMPTIONS AT DECEMBER 31      2003          2002          2003          2002
-------------------------------------------   ----------    ----------    ----------    ----------
Discount rate                                       6.50%         6.50%         6.50%         6.50%
Rate of compensation increase                       4.00%         4.00%         4.00%         4.00%
Expected return on plan assets                     10.50%        10.50%

The Company's overall expected long-term rate of return on plan assets is 10.5%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. For example, increasing the assumed health care cost trend rate by one percentage point in each year would increase the accumulated postretirement obligation for the plan as of December 31, 2003 by $4.7 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2003 by $.6 million.

SAVINGS AND OTHER INCENTIVE PLANS

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $1.8 million and $1.9 million in 2003 and 2002, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios.

6. COMMITMENTS AND CONTINGENCIES

Rental expenses were $21.2 million and $20.4 million in 2003 and 2002, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.2 million in 2004, $2.4 million in 2005, $1.6 million in 2006, $1.2 million in 2007, $.9 million in 2008, and $1.9 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements.

7. FEDERAL INCOME TAXES

Mutual of America's pension business was exempt from federal income taxation under Sec.501(a) of the Internal Revenue Code ("Code") through 1997. Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Effective January 1, 2002, Regulation No. 172 was amended to adopt certain deferred income tax accounting principles as the prescribed basis of accounting for New York domiciled insurers. Regulation

No. 172 requires that the cumulative effect of changes in accounting principles be reported as an adjustment to surplus in the period that the change in accounting principle becomes effective. The cumulative effect is the difference between the amount of surplus as of the effective date of the change and the amount of surplus that would have been reported at that date if the new accounting principle had been retroactively applied for all periods. The effect of this change in accounting principle was to increase surplus by $19.7 million as of January 1, 2002.

The new accounting treatment for income taxes requires that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

The components of the net deferred tax asset recognized in the Company's consolidated statement of financial condition are as follows:



                                           DECEMBER 31, 2003     DECEMBER 31, 2002
                                                        (IN MILLIONS)
                                           ----------------------------------------
MUTUAL OF AMERICA
Total of gross deferred tax assets         $            409.6    $            424.2
Total of deferred tax liabilities                       (45.4)                (20.3)
                                           ------------------    ------------------
Net deferred tax asset                                  364.2                 403.9
Deferred tax asset non-admitted                        (333.5)               (375.3)
                                           ------------------    ------------------
Net admitted deferred tax asset            $             30.7    $             28.6
                                           ==================    ==================
NON-INSURANCE SUBSIDIARIES
Net deferred income tax assets                            5.5                   3.6
                                           ------------------    ------------------
Total deferred tax asset                   $             36.2    $             32.2
                                           ==================    ==================



As shown above, Mutual of America's net admitted deferred tax asset increased by $2.1 million during 2003. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts, capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As a result of the transition rules under the Code that accompanied Mutual of America's change in tax status and the differing treatment accorded to assets, liabilities, insurance and annuity reserves and contracts, capital gains and losses and non-admitted assets the federal income tax provision that would be expected by applying the statutory rate of 35% to net gain from operations is reduced to zero. The federal income tax benefits of $2.0 million and $3.3 million in 2003 and 2002, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2003, Mutual of America and the non-insurance subsidiaries had net operating loss carry forwards of approximately $161.2 million expiring at various dates between 2008 and 2024, and capital loss carry forwards of $42.1 million expiring in 2006 and 2007. The Internal Revenue Service is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:



                                                        STATEMENT      ESTIMATED
DECEMBER 31, 2003 (IN MILLIONS)                           VALUE       FAIR VALUE
ASSETS
Bonds and notes                                         $  5,420.7    $  5,526.2
Common stocks                                                322.9         322.9
Preferred stocks                                              23.6          23.6
Cash and short-term investments                               20.8          20.8
Guaranteed funds transferable                                 79.1          76.9
Mortgage loans                                                10.5          10.8
Policy loans                                                  89.5          89.5
LIABILITIES
Insurance and annuity reserves                          $  5,468.2    $  5,669.0
                                                        ----------    ----------



                                                        STATEMENT      ESTIMATED
DECEMBER 31, 2002 (IN MILLIONS)                           VALUE       FAIR VALUE
ASSETS
Bonds and notes                                         $  5,372.1    $  5,398.6
Common stocks                                                247.6         247.6
Preferred stocks                                              28.3          28.3
Cash and short-term investments                               24.8          24.8
Guaranteed funds transferable                                 82.3          82.9
Mortgage loans                                                11.3          11.8
Policy loans                                                  91.9          91.9
LIABILITIES
Insurance and annuity reserves                          $  5,457.4    $  5,721.3

FIXED MATURITIES AND EQUITY SECURITIES -- Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

CASH AND SHORT-TERM INVESTMENTS -- The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

MORTGAGE LOANS -- Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

POLICY LOANS -- The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

INSURANCE AND ANNUITY RESERVES -- Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of annuity contracts (approximately $1.3 billion and $1.4 billion at December 31, 2003 and 2002, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.83% and 4.62% were used at December 31, 2003 and 2002, respectively.

9. SIGNIFICANT DIFFERENCES BETWEEN STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. For 2003, the Company has elected not to compute the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally GAAP results in a more favorable presentation of the Company's financial condition. For 2002, surplus and net income, as calculated under GAAP, amounted to $1.2 billion and $.2 million, respectively.

ASSET VALUATIONS AND INVESTMENT INCOME RECOGNITION

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

POLICY ACQUISITION COSTS

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.

INSURANCE AND ANNUITY RESERVES

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

PREMIUM RECOGNITION

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

DEFERRED INCOME TAXES

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes. Prior to 2002, deferred income tax accounting principles were not followed for statutory accounting purposes.

                                     PART C
                                OTHER INFORMATION

ITEM 27.     EXHIBITS

The following exhibits are filed as part of this Registration Statement:

1 Resolution of the Board of Directors of Mutual of America Life Insurance Company ("Mutual of America") authorizing establishment of Separate Account No. 3 (the "Separate Account")(1) originally filed as
          Exhibit 1(1)

4(a)      Form of Variable Universal Life Insurance Policy
          (3410-VUL)(1)--originally filed as Exhibit 1(5)(a)

4(b)      Payroll Deduction Rider(1)--originally filed as Exhibit 1(5)(b)

4(c)      Accidental Death Benefit Rider(1)--originally filed as Exhibit 1(5)(c)

4(d)      Children's Term Rider(1)--originally filed as Exhibit 1(5)(d)

5(a) Form of Application for Variable Universal Life Insurance Policy with Conditional Receipt of Premium(2)--originally filed as
          Exhibit 1(10)(a)

5(b) Form of Application for Variable Universal Life Insurance Policy with Payroll Deduction Rider(2) originally filed as Exhibit 1(10)(b)

6(a)      Charter of Mutual of America(1)--originally filed as Exhibit 1(6)(a)

6(b)      By-Laws of Mutual of America(1)--originally filed as Exhibit 1(6)(b)

8(a) Participation Agreement, dated as of February 28, 2001, between Scudder Variable Life Investment Fund and Mutual of America(3)

8(b)(i) Fund Participation Agreement-Separate Account No. 2, dated as of December 30, 1988, among Mutual of America, American Century Investment Management, Inc. ("ACIM") (formerly Investors Research Corporation), and American Century Variable Portfolios, Inc. ("ACVP") (formerly TCI Portfolios, Inc.) (the "American Century Agreement")(1)

8(b)(ii) Amendment No. 1, dated as of April 29, 1994, to the American Century Agreement(1)

8(b)(iii) Amendment No. 2, dated January 3, 2000, to the American Century
          Agreement(1)

8(b)(iv)  Amendment No. 3, dated January 2, 2002, to the American Century
          Agreement

8(c) Shared Funding Agreement, dated as of February 28, 2001, between Mutual of America and Calvert Securities Corporation(3)

8(d)(i) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

8(d)(ii) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Mutual of America, dated of April 30th, 1995, with revised Schedule A(1)

11 Opinion and consent of Patrick A. Burns, Esq., Senior Executive Vice President and General Counsel of Mutual of America(1)--originally filed as Exhibit 3(a)

14(a)     Consent of KPMG LLP(4)

15        No financial statements are omitted from Item 24

17 Memorandum regarding Issuance, Face Amount Increase, Transfer and Redemption Procedures for the Policies(1)--originally filed as
          Exhibit 9

----------
(1) Included in the Registration Statement on Form S-6 filed with the Commission on July 21, 1999.
(2) Included in Pre-Effective Amendment No. 1 filed with the Commission on November 17, 1999.
(3) Included in Post-Effective Amendment No. 2 filed with the Commission on April 19, 2001.

(4)  Included in this Post-Effective Amendment No. 7.

Powers of Attorney of Messrs. Flynn, Moran, Altstadt, Burns, Curiale, Alexander, Harbison, Kahn, Leffall, Schott and Wiesel and Mesdames Epps and Hesselbein are incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on March 1, 1999 by Mutual of America and its Separate Account No. 2.


Powers of Attorney of Messrs. Cummins and Reimer are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2001 by Mutual of America and its Separate Account No. 2.

Power of Attorney of Mr. Connie Mack, III is incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 33-11023) filed with the Commission on April 19, 2002 by Mutual of America and its Separate Account No. 2.

ITEM 28.     DIRECTORS AND OFFICERS OF THE DEPOSITOR


                                                       POSITIONS AND OFFICES
          NAME AND PRINCIPAL BUSINESS ADDRESS              WITH DEPOSITOR
          -----------------------------------          ---------------------
          William J. Flynn                                Chairman of the
            New York, New York                                Board
          Clifford L. Alexander, Jr.
            Washington, D.C.                                 Director
          Richard M. Cummins
            New York, New York                               Director
          Roselyn P. Epps, M.D.
            Bethesda, Maryland                               Director
          Earle H. Harbison, Jr.
            St. Louis, Missouri                              Director
          Frances R. Hesselbein
            New York, New York                               Director
          William Kahn
            St. Louis, Missouri                              Director
          William T. Knowles
            Harpswell, Maine                                 Director
          LaSalle D. Leffall, Jr., M.D.
            Washington, D.C.                                 Director
          Connie Mack
            Washington, D.C.                                 Director
          Roger Porter
            Cambridge, Massachusetts                         Director
          General Dennis J. Reimer
            Oklahoma City, Oklahoma                          Director
          Francis H. Schott
            New York, New York                               Director
          Elie Wiesel
            New York, New York                               Director

                               OFFICERS-DIRECTORS

NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
Thomas J. Moran                        President and Chief Executive Officer
Manfred Altstadt                       Senior Executive Vice President and Chief Financial Officer
Patrick A. Burns                       Senior Executive Vice President and General Counsel
Salvatore R. Curiale                   Senior Executive Vice President, Technical Operations

                                 OTHER OFFICERS


NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
Diane M. Aramony                       Executive Vice President, Corporate Secretary and Assistant to the
                                          Chairman
Meyer Baruch                           Senior Vice President, State Compliance and Government
                                          Regulations
Nicholas A. Branchina                  Senior Vice President and Associate Treasurer
William Breneisen                      Executive Vice President, Office of Technology
Jeremy J. Brown                        Executive Vice President and Chief Actuary
Patrick Burke                          Senior Vice President, Consulting Services
Katherine Cannizzaro                   Senior Vice President, Claims, since March 2003; prior thereto,
                                          Vice President
Sean Carroll                           Senior Vice President, Facilities Management
William S. Conway                      Executive Vice President, Marketing and Corporate
                                          Communications
Paul J. Costagliola                    Senior Vice President Compliance
Carson J. Dunbar, Jr.                  Senior Vice President, Corporate Services, since February 2002;
                                       prior thereto, Superintendent of the New Jersey State Police
James E. Flynn                         Senior Vice President, International Markets
Harold J. Gannon                       Senior Vice President, Corporate Tax
Gordon Gaspard                         Senior Vice President, National Accounts
Robert Giaquinto                       Senior Vice President, MIS Operations
Thomas E. Gilliam                      Executive Vice President and Assistant to the President and Chief
                                          Executive Officer
John R. Greed                          Executive Vice President and Treasurer
Jared Gutman                           Senior Vice President, Technical Operations
Thomas A. Harwood                      Senior Vice President, Corporate Communications
Sandra Hersko                          Senior Vice President, Technical Administration
Edward J. T. Kenney                    Executive Vice President, External Affairs since March 2004; prior thereto, Senior Vice President and Assistant to the President and
                                          Chief Executive Officer
Gregory A. Kleva, Jr.                  Executive Vice President and Deputy General Counsel
Robert Kordecki                        Senior Vice President, Billing and Regulatory Services/Life and
                                          Disability Claims
Daniel LeSaffre                        Executive Vice President, Human Resources and Corporate Services since
                                          March 2004; prior thereto, Senior   Vice President, Human Resources
                                          and Training
Kathryn Lu                             Senior Vice President and Associate General Counsel
Thomas L. Martin                       Senior Vice President and Associate General Counsel
George L. Medlin                       Executive Vice President, Internal Audit
Christopher Miseo                      Senior Vice President, Accounting and Financial Reporting
Lynn N. Nadler                         Senior Vice President, Training
   Boca Raton, FL
Roger F. Napoleon                      Senior Vice President and Associate General Counsel
Peter Nicklin                          Senior Vice President, MIS Business Applications
James C. Peterson                      Senior Vice President, Leadership Development
William Rose                           Senior Vice President, Field Operations

NAME AND PRINCIPAL BUSINESS ADDRESS              POSITIONS AND OFFICES WITH DEPOSITOR
-----------------------------------              ------------------------------------
Dennis J. Routledge                    Senior Vice President, LAN/Telecommunications
Robert W. Ruane                        Senior Vice President, Corporate Communications and
                                          Direct Response
Myron Schlanger                        Senior Vice President & Associate Treasurer
William G. Shannon                     Senior Vice President, Individual Financial Planning
Walter W. Siegel                       Senior Vice President and Actuary
Joan M. Squires                        Executive Vice President, Office of Technology
Anne M. Stanard                        Senior Vice President, Human Resources
John Terwilliger                       Senior Vice President, Facilities Management
   Boca Raton, FL
Eldon Wonacott                         Senior Vice President, Field Administration



The business address of all officers-directors and offices is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted.


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

Mutual of America Life Insurance Company ("Mutual of America") is a New York mutual life insurance company, and as such no person has the direct of indirect power to control Mutual of America except by virtue of a person's capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders' votes are taken.

Mutual of America wholly owns the following companies:

     - Mutual of America Holding Company, Inc., a Delaware corporation (see below), and
     -  Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

     -  Mutual of America Securities Corporation, a Delaware corporation, and
     - Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America's consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a majority of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

ITEM 30.  INDEMNIFICATION


Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director's acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.


By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a "person") against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful.

Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by National Union Fire Insurance Company of Pittsburgh, Pennsylvania, with excess coverage by Chubb Insurance Company, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $15 million, with a $200,000 deductible per entity insured and a $1,000 deductible for individual insureds.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its it against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS

(a) Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 2 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of The American Life Insurance Company of New York.

(b) The name, business address and position of each senior officer and director of Mutual of America are listed in Item 28 above.

ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS

Registrant's books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America's Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487.

ITEM 33.  MANAGEMENT SERVICES

Not applicable.

ITEM 34.  FEE REPRESENTATION


The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expense expected to be incurred, and the risks assumed by the Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this post-effective amendment to Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of New York, the State of New York, the 28th day of April, 2004.


                                       MUTUAL OF AMERICA SEPARATE
                                       ACCOUNT NO. 3 (REGISTRANT)

                                       MUTUAL OF AMERICA LIFE
                                       INSURANCE COMPANY (DEPOSITOR)

                                       By:         /s/ MANFRED ALTSTADT
                                           -------------------------------------
                                                     Manfred Altstadt
                                           Senior Executive Vice President and
                                                 Chief Financial Officer


Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2004.


               SIGNATURE                                TITLE
               ---------                                -----
                   *                     Chairman of the Board;
---------------------------------------     Director
            William J. Flynn

                   *                     Chief Executive Officer and
---------------------------------------     President; Director (Principal
            Thomas J. Moran                 Executive Officer)


                                         Senior Executive Vice President
          /s/ MANFRED ALTSTADT              and Chief Financial Officer;
---------------------------------------     Director (Principal Financial
            Manfred Altstadt                and Accounting Officer)


                   *
---------------------------------------  Director
       Clifford L. Alexander, Jr.

                   *                     Senior Executive Vice President
---------------------------------------     and General Counsel; Director
            Patrick A. Burns

                   *
---------------------------------------  Director
           Richard M. Cummins

                   *                     Senior Executive Vice President, Technical
---------------------------------------     Operations; Director
          Salvatore R. Curiale

                   *
---------------------------------------  Director
         Roselyn P. Epps, M.D.

               SIGNATURE                                TITLE
               ---------                                -----
                   *
---------------------------------------  Director
         Earle H. Harbison, Jr.

                   *
---------------------------------------  Director
         Frances R. Hesselbein

                   *
---------------------------------------  Director
              William Kahn


---------------------------------------  Director
           William T. Knowles

                   *
---------------------------------------  Director
     Lasalle D. Leffall, Jr., M.D.

                   *
---------------------------------------  Director
            Connie Mack, III

---------------------------------------  Director
              Roger Porter

                   *
---------------------------------------  Director
            Dennis J. Reimer

                   *
---------------------------------------  Director
           Francis H. Schott

                   *
---------------------------------------  Director
         O. Stanley Smith, Jr.

                   *
---------------------------------------  Director
              Elie Wiesel


*By:       /s/ MANFRED ALTSTADT
     ----------------------------------
             Manfred Altstadt
             ATTORNEY-IN-FACT

                                LIST OF EXHIBITS

14(a)  Independent Auditors' Consent